Exhibit 10.14

Dated 19 April 2017

(1) UCLOUDLINK GROUP INC.

AND

(2) INVESTORS

AND

(3) FOUNDER PARTIES

AND

(4) MAJOR SUBSIDIARIES

NOTES PURCHASE AGREEMENT

Exhibits
Exhibit A - Parties	23
Exhibit B - Definitions	27
Exhibit C - Company Information	34
Exhibit D - Covenantor Representations and Warranties	42
Exhibit E - Disclosure Schedule	50
Exhibit F - Post-Closing Covenants List	51
Exhibit G - Forms	53
Exhibit H - Protective Provisions	62

NOTES PURCHASE AGREEMENT

THIS NOTES PURCHASE AGREEMENT (this “Agreement”) is entered into on 19 April 2017 (the “Signing Date”) by and among:

(1)	UCLOUDLINK GROUP INC., an exempted company duly incorporated with limited liability and validly existing under the laws of Cayman Islands (the “Company”),

(2)	the parties set forth in Part I of Exhibit A attached hereto (the “Investors”, and each an “Investor”),

(3)	the parties set forth in Part II of Exhibit A attached hereto (the “Founder Parties”, and each a “Founder Party”), and

(4)	the parties set forth in Part III of Exhibit A attached hereto (the “Major Subsidiaries”, and each a “Major Subsidiary”).

The Company, the Founder Parties and Major Subsidiaries are collectively referred to as the “Covenantors”, each, a “Covenantor”. The forgoing parties are collectively referred to as the “Parties”, and each, a “Party”.

RECITALS

A. The Investors desire to purchase from the Company, and the Company desires to issue to the Investors, certain convertible promissory notes of an aggregate principal amount of US$55,000,000 in the form attached hereto as Part III of Exhibit G (the “Notes”), pursuant to the terms and subject to the conditions of this Agreement.

B. The Parties desire to enter into this Agreement and make the respective representations, warranties, covenants and agreements set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings set forth in Exhibit B.

1.2	Interpretation. For all purposes of this Agreement, except as otherwise expressly provided:

(i)

the defined terms shall have the meanings assigned to them in its definition and include the plural as well as the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(ii)

all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement unless explicitly stated otherwise, and all references in this Agreement to designated exhibits are to the exhibits attached to this Agreement unless explicitly stated otherwise;

(iii)	the schedules and exhibits to this Agreement form part of this Agreement;

(iv)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

(v)	a time of the day is a reference to the time in Hong Kong;

(vi)	the word “knowledge” means, with respect to a person’s “knowledge”, the actual knowledge of such person and that knowledge which should have been acquired by it after making due inquiry;

(vii)	the titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement;

(viii)

unless otherwise specified herein, the obligations and liabilities and the titles, interests, rights and claims of one Investor arising from or in relation to this Agreement are independent and several from those of the other Investor.

(ix)	any reference in this Agreement to any “Party” or any other Person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(x)	any reference in this Agreement to any agreement or instrument is a reference to that agreement or instrument as amended or novated;

(xi)	(xi) this Agreement is jointly prepared by the Parties and should not be interpreted against any Party by reason of authorship;

(xii)

any reference to a “certified” copy to be provided by a Covenantor shall refer to a copy of document certified by the Covenantor, any of its company secretary or directors as true, complete copy of the original document;

(xiii)	a “subsidiary” and a “holding company” of a company shall each have the meaning given to it in the Companies Ordinance of the laws of Hong Kong; and

(xiv)

a statutory provision includes a reference to the statutory provision as modified from time to time and any implementing regulations made from time to time under the statutory provision (as so modified).

2.	TRANSACTIONS

2.1

Purchase and Sale of the Notes. Subject to the terms and conditions of this Agreement, at the Closing Date, the Company shall issue and sell to the Investors the Notes in the aggregate principal amount of US$55,000,000 (the “Purchase Price”), and each Investor shall, severally and not jointly, purchase from the Company its portion of the Notes at a purchase price as set forth opposite such Investor’s name on Part I of Exhibit A hereof. Subject to the terms of the Notes Certificates, interest at the rate of 8% per annum (the “Interest”) will accrue on the Notes outstanding shall be due and payable by the Company on each interest payment date (the “Interest Payment Date”), which shall be the last Business Day in every six (6) Months from and including the Closing Date.

2.2

Warrant. Subject to the terms and conditions of this Agreement, the Company hereby grant the Investors or their designee(s) (the “Warrant Notes Holders”, each a “Warrant Notes Holder”) a warrant (the “Warrant”), by which each of the Warrant Notes Holders shall have the right but not obligation to purchase certain convertible promissory notes up to the aggregate principal amount of US$15,000,000 (the “Warrant Notes”, and each, the “Warrant Note”) before May 31,2017 (the “Warrant Period”), on terms and conditions (the “Warrant Notes Terms and Conditions”) consistent and substantially the same with those set forth herein and in the Notes. Subject to the terms of the Warrant Notes, Interest will accrue on the Warrant Notes outstanding shall be due and payable by the Company on each Interest Payment Date falling after the Closing Date of the Warrant Notes. If any Warrant Notes Holder intends to purchase the Warrant Notes, it shall execute and deliver a duly executed notice (the “Notice of Exercise”) set forth in Part IV of Exhibit G to the Company and the Company shall issue the Warrant Notes in the form set forth in Part V of Exhibit G to the relevant Warrant Notes Holder within there (3) days after its receipt of the Notice of Exercise. For the avoidance of doubt, any reference to the “Notes” under this Agreement shall include the Warrant Notes after the Warrant Notes have been issued to the Warrant Notes Holders. Further, the provisions of this Agreement (where applicable) shall apply to the issue of the Warrant Notes mutatis mutandis and as if: (a) any reference herein to the “Investor” shall be reference to the “Warrant Notes Holders”, (b) any reference herein to the “Notes” shall be reference to the “Warrant Notes”, (c) any reference herein to the “Closing” shall be reference to the closing of the issue of the Warrant Notes, (d) any reference herein to the “Closing Conditions” shall be reference to the Closing Conditions with respect to the issue of the Warrant Notes; (e) any reference to the “Notes Terms and Conditions” shall be reference to the “Warrant Notes Terms and Conditions”; and any reference to an “Interest Payment Date” of the Notes shall be reference to an “Interest Payment Date” of the Warrant Notes. The Investors shall procure the Warrant Notes Holders who are designees of the Investors shall execute and deliver to the Company a Deed of Adherence in the form set forth in Part VII of EXHIBIT G hereof, upon the Closing of the issue of the Warrant Notes. The Company shall procure the Warrant Notes Holders who are designees of the Investors shall execute and deliver to the Company a Deed of Accession in the form set forth in Exhibit G of the Shareholders’ Agreement on the closing of the issue of the Warrant Notes. Except as waived by the Investors, the Company shall submit the same Closing Deliverables set forth in Section 3.2 upon the Closing of the transaction of the Warrant Notes.

2.3	Additional Issuance.

(i)

Without prejudice to the rights and privileges of the Investors provided under this Agreement and other Transaction Documents, except the Additional Equity Securities set forth as below, the Company shall be entitled to issue extra convertible promissory notes or bonds (the “Extra Notes”) to one or more potential investors. Each Investor shall have the right to purchase certain portion of such Extra Notes up to its pro rata share of the total outstanding Equity Securities (as defined below) of the Company (assuming the Notes and Warrant Notes held by the Investors have been fully converted) under the same pre-money valuation and on the same price, terms and conditions that the Company may propose to sell or issue such Extra Notes to the potential investors.

(ii)

Notwithstanding the forgoing, at any time on or before 31st December 2017, the Company shall have right to issue certain Equity Securities in the aggregate principal amount of not more than US$80,000,000 (the “Additional Equity Securities”) on terms and conditions not more favorable than those set forth under this Agreement and other Transaction Documents to other investor(s) except the Investors. The Investors shall waive the preemptive right to purchase or subscribe for such Additional Equity Securities. Within three (3) days after issue of Additional Equity Securities, the Company shall provide the Investors each with a certified true copy of updated Capitalization Tables set forth in the Part I of Exhibit C reflecting the issuance of the Additional Equity Securities.

3.	CLOSING

3.1

Closing Date. The consummation of the purchase and sale of the Notes (the “Closing”) shall take place at such time and place as the Company and the Investors shall mutually agree on the date of the closing (the “Closing Date”), which shall be on the Business Day immediately after all Closing Conditions have been satisfied or waived (except for such Closing Conditions that will be satisfied or waived at the Closing) or such other day e as the Company and the Investors shall mutually agree .

3.2	Procedure.

(i)

Closing Deliverables. At the Closing, the Company shall deliver (or cause to be delivered by the Founders) to each of the Investors the following documents, each in form and substance to the reasonable satisfaction of the Investors: (a) the Notes Certificate representing the Notes being purchased by the Investor hereunder that are duly executed by the Company; (b) a certified true copy of the duly signed resolutions of the directors and shareholders of the Company or any Covenantor (if applicable) approving among other things, (1) the issue of the Notes and the Notes Certificates by the Company to the Investor; (2) the issue of the Warrant Notes and the Warrant Notes Certificates by the Company to the Investor; (3) the execution of the Transaction Documents to which the Company or any Covenantor is a party; and (4) the transactions contemplated under the Transaction Documents; (c) a certified true copy of the register of the holders of the Notes of the Company in the form set forth in Part VI of Exhibit G hereof ; (d) facsimile or electronic copies of the counterparts of each Transaction Document duly executed by all the parties named therein; (e) a compliance certificate (the “Compliance Certificate”), dated the Closing Date and signed by each of the Covenantors certifying that, except for such Closing Conditions being waived, all the Closing Conditions specified in Section 5.1 have been fulfilled as of the Closing or prior to the Closing, that there shall have been no Material Adverse Effect since the Signing Date and that each document provided by the Covenantor pursuant to this Section 3.2(i) or Section 5.1 is complete, correct and in full force and effect as at the date of such document and at the Closing Date; (f) legal opinions issued by each of the Hong Kong legal counsel, BVI legal counsel, Cayman Islands legal counsel and PRC legal counsel, dated as of the Closing Date and addressed to the Investors; and (g) the signature specimen of each of the Covenantors and the Group Companies.

(ii)

Payment. Subject to waiver of the Investors, upon the satisfaction of all the Closing Conditions set out in Section 5.1 and against delivery of each of the items set out in Section 3.2(i), each Investor shall pay its respective portion of the Purchase Price set forth in Part I of Exhibit A in full by wire transfer of immediately available funds to the following bank account designated by the Company:

Bank Name:	*****

Bank Location:	*****

Swift Code (for non-U.S. Banks):	*****

Account Number:	*****

Name of Account Holder:	*****

As soon as an Investor has remitted its payment of Purchase Price in full to the designated bank account of the Company, the Investor shall be deemed to have fully performed its payment obligation in relation to the Notes and, as the case may be, the Warrant Notes pursuant to the terms of this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1

Representations and Warranties of Covenantors. Subject to such exceptions as may be specifically set forth in the Disclosure Schedule set forth in Exhibit E (the “Disclosure Schedule”), each of the Covenantors hereby, jointly and severally, represents and warrants to the Investors that each of the statements set forth in Exhibit D attached hereto (the “Covenantor Representations and Warranties”) is true, correct, complete and not misleading as of the Signing Date and (except for the Covenantor Representations and Warranties expressed to be given on a specific date or for a specific range of time) will continue to be true, correct and complete and not misleading on each of the Closing Dates of the Notes and the Warrant Notes and each Interest Payment Date of the Notes and the Warrant Notes.

4.2

Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Covenantors that the representations and warranties set forth in this Section 4.2 (the “Investor Representations and Warranties”) are true and correct as of the Signing Date and will be true and correct as of the Closing Date in all material respects on the Closing Date:

(i)

Due Organization. The Investor is duly incorporated, organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization.

(ii)

Authorization. The Investor has all requisite power, authority and capacity to enter into the Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. Each Transaction Document to which the Investor is a party has been duly authorized, executed and delivered by the Investor. Each Transaction Document to which the Investor is a party, when executed and delivered by the Investor, will constitute valid and legally binding obligations of it, enforceable against it in accordance with its terms.

5.	CONDITIONS

5.1

Closing Conditions. The obligation of the Investors to purchase the Notes and pay the Purchase Price on the Closing Date is subject to the satisfaction, or waiver by the Investors, of each of the following conditions on or before the Closing Date (the “Closing Conditions”) :

(i)

Representations and Warranties. The Covenantor Representations and Warranties shall be true and correct and complete in all material respects as of the Signing Date and as of the Closing Date, with the same force and effect as if they were made on and as of such date.

(ii)

Performance of Obligations. Each Covenantor shall have performed and complied with all agreements, obligations and conditions that are required by the Transaction Documents to be performed or complied with by it on or before the Closing.

(iii)

Proceedings and Documents. All corporate and other proceedings in connection with the Transaction Documents and all documents and instruments incident to such transactions shall be completed and in substance and form reasonably satisfactory to the Investors.

(iv)

Approvals. All consents which are required to be obtained by each Covenantor, including but not limited to approvals from shareholders and board of each Group Company, and consent from third parties (if necessary) in connection with the consummation of the transactions contemplated under this Agreement and the other Transaction Documents shall have been duly obtained prior to and be effective as of the Closing and evidence thereof shall have been delivered to the Investors.

(v)

No Material Adverse Effect. Nothing which has a material adverse effect (the “Material Adverse Effect”) on any of the following aspects of the Company or any Covenantor has occurred or continued: (a) the validity or enforceability of any of the Transaction Documents, (b) the business, operations, assets, liabilities, property, condition (financial or otherwise) or prospects of the Company or any other Covenantor taken as a whole; (c) the ability of any Covenantor to perform its obligations under any of the Transaction Documents; (iv) the rights and remedies of the Investors under any of the Transaction Documents. Without prejudice to and limiting the generality of any of the foregoing, any adverse effect resulting in any loss, directly or indirectly, of at least US $10,000,000 or its equivalent, to the Company, any Covenantor and/or any other Group Company shall be deemed to constitute a Material Adverse Effect

(vi)

Approval of the A2 Financing Documents. The execution of A2 Financing Documents by the Company shall have been duly approved by its shareholders in accordance with the constitutional documents of the Company and the Applicable Laws.

(vii)

Entrusted Holding Agreements. Any person who are entrusted by the Company to hold or control all or part of the legal and beneficial interests in UCLOUDLINK (UK) Co. Ltd (the “UK Company”) and Ucloudlink (Benelux) BVBA (the “Belgium Company”) shall have each duly executed the entrusting holding agreement(s) with the Company, which shall be delivered to the Investors to its satisfaction.

(viii)	Update of Control Documents. The Control Documents (as defined below) shall have been updated and duly executed by and among the related parties therein.

(ix)

No Event of Default under the Notes. There shall not have occurred any event that would (had the Notes already been issued) constitute an Event of Default (as defined in the Notes Terms and Conditions).

(x)

Legal Opinion. The Investors shall have received a PRC legal opinion, a Hong Kong legal opinion, a BVI legal opinion and a Cayman legal opinion, dated as of the Closing Date and addressed to the Investors, each in form and substance reasonably satisfactory to the Investors.

(xi)	Due Diligence. The Investors’ due diligence investigation of the Company shall have been completed to their reasonable satisfaction.

(xii)

Amendment of the articles of association of the Existing HK Company. The articles of association of the Existing HK Company, duly amended to the Investors’ reasonable satisfaction, shall have been adopted in accordance with the constitutional documents of the Existing HK Company and the Applicable Laws and shall be properly filed with the relevant Government Authority.

5.2

The Covenantors shall procure the fulfillment of all the conditions set out in Section 5.1 in respect of which it has responsibility for satisfaction as soon as possible after the Signing Date and in any event no later than 30 September 2017 (the “Long Stop Date”, which may be extended upon mutual agreement of the Company and the Investors).

5.3

Subject to Applicable Laws, each of the Covenantors shall provide the Investors with such information as the Investors may reasonably request concerning satisfaction of the Closing Conditions for which the relevant party is responsible (if any), including: (i) giving the opportunity to comment on drafts of documents to be filed, submitted or lodged with any Government Authority and taking into account any such reasonable comments; (ii) providing copies of all material correspondence and documents filed, submitted or lodged with any Government Authority. Notwithstanding the foregoing, no party shall be required to disclose any information that, in its reasonable opinion, is commercially sensitive and not material to the approval or consent being sought, or that relates to other businesses and assets not being sold pursuant to this Agreement.

5.4

Each of the Covenantors shall give written notice to the Investors of the satisfaction of each Closing Condition in respect of which it has responsibility for satisfaction under Section 5.1 together with a complete copy of the relevant approval, notice or confirmation evidencing satisfaction of the relevant Closing Condition within three (3) Business Days of becoming aware of the same. If, at any time, any of the Covenantors becomes aware of any fact or circumstance that might prevent any Closing Condition being satisfied on or before the Long Stop Date, it shall immediately and in any event no later than 31st August 2017 inform the Investors after it becomes aware of such fact or circumstance.

6.	COVENANTS

6.1

Post-Closing Covenants. As soon as practicable after the Closing, each of the Covenantors shall use its best efforts to complete the covenants as set forth in Exhibit F (the “Post-Closing Covenants List”) to the satisfaction of the Investors and, within three (3) Business Days after completion of each such covenant, shall give written notice to the Investors with a complete copy of the relevant approval, notice or confirmation evidencing satisfactory completion of the said covenant.

6.2

Corporate Governance. As soon as practicable after the Closing, the Covenantors shall procure that the Group Companies shall establish a sound corporate governance and management system in respect of its business process and the related transactions to the satisfaction of the Investors .

6.3	Use of Proceeds. The proceeds of the sale of the Notes shall be used for the business development of the Group Companies and operation of the core and major business of the Group Companies.

6.4	Compliance with Applicable Law.

(i)

General. Except as specifically provided in this Agreement, each of the Group Companies shall, and each of the Covenantors shall procure each of the Group Companies shall, , comply with all Applicable Laws in all material aspects, including but not limited to applicable PRC government rules and regulations relating to business, lease, Intellectual Property, anti-monopoly, taxation, product quality, import and export of commodities and foreign exchange including without limitation, the SAFE Rules and Regulations.

(ii)

Approvals, licenses and permits. Each of the Group Companies shall use its best efforts to obtain and maintain all necessary approvals, licenses, permits or other governmental approval, required by the PRC or any other applicable governmental authorities, which are necessary for its respective related business and operations as conducted now and in the future.

(iii)

Anti-Corruption. Each of the Group Companies covenants that it shall not, and shall not permit any of its subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any third party, including any non-U.S. official, in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Each of the Group Companies further covenants that it shall, and shall cause each of its subsidiaries and Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by such Group Company, its subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any Applicable Laws. Each of the Group Companies further covenants that it shall, and shall cause each of its subsidiaries and Affiliates to, maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any Applicable Laws.

6.5

Full Devotion; Non-Competition. Each of the Founders acknowledges that the agreement of the Investors to purchase Notes of the Company in accordance with and subject to the terms of this Agreement is in reliance of the representation of the Founders that, for so long as any of the Notes or the Warrant Notes are outstanding, they will offer continued and exclusive services to the Group Companies and they will make full devotion and commitment to the Group Companies.

6.6

Intellectual Property Protection. The Group Companies shall, and the Founders shall cause the Group Companies to, make all reasonable efforts to protect the Intellectual Property of the Group Companies in accordance with the Applicable Laws.

6.7

Protective Provisions for the Investors. For so long as any of the Notes or the Warrant Notes remain outstanding, the Covenantors shall ensure that without the prior written consent of the Investors each Group Company will not take or permit the taking of any of the actions set forth in Exhibit H attached hereto.

6.8

No Event of Default. For so long as any of the Notes or the Warrant Notes remain outstanding, the Covenantors shall comply with the Notes Terms and Conditions in all material respects and will not do or omit to do anything which may result in an Event of Default.

6.9	Confidentiality.

(i)

Each Party shall, and shall cause any Person who is controlled by such Party to, keep confidential the existence and content of this Agreement, the other Transaction Documents and any related documentation, the identities of any of the Parties, and other information of a non-public nature received from any other Party or prepared by such Party exclusively in connection herewith or therewith (collectively, the “Confidential Information”) except as the Company and the Investors shall mutually agree otherwise; provided, that any Party hereto may disclose Confidential Information or permit the disclosure of Confidential Information (a) to the extent required by Applicable Laws or the rules of any Government Authority (including an applicable stock exchange); provided that such Party shall, where practicable and to the extent permitted by Applicable Laws, provide the other Parties with prompt written notice of that fact and use all reasonable efforts to seek (with the cooperation and reasonable efforts of the other Parties) a protective order, confidential treatment or other appropriate remedy; and in such event, such Party shall furnish only that portion of the information which is legally required to be disclosed and shall exercise reasonable efforts to keep such information confidential to the extent reasonably requested by any such other Parties, (b) to its officers, directors, employees, and professional advisors on a need-to-know basis for the performance of its obligations in connection herewith so long as such Party advises each Person to whom any Confidential Information is so disclosed as to the confidential nature thereof, (c) in the case of the Investors, to their auditors, counsel, directors, officers, employees, shareholders, partners or Investors, and (d) to its current or bona fide prospective investors, investment bankers and any Person otherwise providing substantial debt or equity financing to such Party so long as the Party advises each Person to whom any Confidential Information is so disclosed as to the confidential nature thereof. For the avoidance of doubt, Confidential Information does not include information that (a) was already in the possession of the receiving Party before such disclosure by the disclosing Party, (b) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Section 6.9, or (c) is or becomes available to the receiving Party from a third party who has no confidentiality obligations to the disclosing Party. The Parties shall not make any announcement regarding the consummation of the transaction contemplated by this Agreement, other Transaction Documents and any related documentation in a press release, conference, advertisement, announcement, professional or trade publication, marketing materials or otherwise to the general public without the Investors’ prior written consent.

(ii)

The restrictions contained in Section 6.9 shall continue to apply after the termination of this Agreement and/or Closing for a period of [one] year after the date of termination or the Closing of the Notes and, if applicable, the Warrant Notes (as the case may be).

6.10

Transaction Expenses. The Company shall pay all of the costs and expenses incurred by the Investors in connection with the negotiation, execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and thereby (the “Transaction Expenses”).

6.11

Update Capitalization Tables. Within [three Business Days] after any change of or in relation to the Equity Securities of the Company, the Company shall provide the Investors each with a certified true copy of updated Capitalization Tables set forth in the Part I of Exhibit C reflecting such change.

7.	INDEMNITIES

7.1

The Covenantors hereof undertake to jointly and severally fully indemnify the Investors, their officers, employees, assigns and transferees and Affiliates (each an “Indemnitee” and collectively, the “Indemnitees”), and to keep them harmless from and against all losses, liabilities, costs and damages (including without limitation legal costs) which may be suffered or incurred by any of them in connection with, arising out of or as a result of any non-provision, breach or non-performance arising out or in relation to any of the certificates, representations, warranties, covenants or agreements made or given by any or all of the Covenantors in or pursuant to this Agreement or any of the other Transaction Documents.

7.2

If any Indemnitee believes that it has a claim that may give rise to an obligation of any Covenantor pursuant to this Section 7, it shall give notice thereof to the Covenantors stating the basis on which such claim is being made, the material facts related thereto, and the amount of the claim asserted. In the event of a third party claims against an Indemnitee in respect of a matter for which such Indemnitee seeks indemnification from the Covenantors pursuant to this Section 7, no settlement shall be deemed conclusive with respect to the existence of an indemnifiable loss or the amount of such indemnifiable loss unless such settlement is consented to by the Indemnitors in writing. Any dispute related to this Section 7 shall be resolved pursuant to Section 8.3.

7.3

This Section 7 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of equitable remedies (including but not limited to injunctive relief and/or specific performance) for the non-provision, breach of or non-performance arising out or in relation to any of the certificates, representations, warranties, covenants or agreements made or given by the Covenantors in or pursuant to this Agreement or any of the other Transaction Documents.

7.4

This Section 7 shall survive after the Closing until no Notes or Warrant Notes are outstanding and all obligations of the Covenantors under the Transaction Documents have been fully performed and discharged.

8.	MISCELLANEOUS

8.1	Termination; Survival

(i)

If the conditions set out in Section 5.1 are not fulfilled or waived by an Investor by the Long Stop Date, such Investor may, at its option, within three (3) Business Days after the Long Stop Date, without prejudice to the rights of such Investor hereunder and under Applicable Laws: (a) proceed to the Closing in respect of purchase of the Notes so far as practicable but subject to such conditions as such Investor may determine at its sole discretion; or (b) terminate this Agreement in accordance with this Section 8.1.

(ii)

The representations and warranties set out under Exhibit D hereof and any covenants and agreements of any Covenantor contained in or made pursuant to this Agreement shall survive after Closing until the date when no Notes or Warrant Notes are outstanding and all obligations of the Covenantors under the Transaction Documents have been fully performed and discharged, and such representations, warranties, covenants and agreements shall in no way be affected by any due diligence or investigation of the subject matter thereof made by or on behalf of the Investors and any facts which are known to the Investors at the time of this Agreement.

(iii)

Subject to Section 8.1(ii) above, if this Agreement is terminated pursuant to Section 8.1(i) above, this Agreement shall forthwith become null and void, and there shall be no liability or obligation on the part of the Investors (or any of its representatives or affiliates) under this Agreement or in connection with the transactions contemplated hereby, except that such termination shall not relieve any Covenantor from liability hereunder arising from or in relation to antecedent breach of any representation or warranty contained herein or any breach of any covenant or agreement contained herein.

8.2

Conflicts. In the event of any conflict or inconsistency between any term of this Agreement and any term of the Shareholders’ Agreement or the Memorandum and Articles, the terms of this Agreement shall prevail in all respects.

8.3	Governing Law. This Agreement shall be governed by and construed under the laws of Hong Kong, without regard to principles of conflict of laws thereunder.

8.4	Dispute Resolution.

(i)

Each Party agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong and irrevocably submits to the non-exclusive jurisdiction of such courts.

(ii)

This Section 8.4 is for the benefit of the Investors only. Nothing herein shall limit the right of the Investors to commence any legal action against any Covenantor and/or its property in any other jurisdiction or to serve process in any manner permitted by Applicable Laws, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(iii)

Each Covenantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of Hong Kong as the venue of any legal action arising out of or relating to this Agreement and any claim that any such legal action has been brought in an inconvenient or inappropriate forum. Each Covenantor also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

(iv)

Each Covenantor consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any governmental order which may be made or given in such proceedings.

(v)

To the extent that each Covenantor may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its assets any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set off, banker’s lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and/or to the extent that in any such jurisdiction there may be attributed to such Covenantor, any such immunity (whether or not claimed), such Covenantor hereby, to the fullest extent permitted by Applicable Law, irrevocably agrees not to claim, and hereby to the fullest extent permitted by Applicable Laws waive, any such immunity.

8.5	Notices.

(i)

Format of Notices: All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered mail (postage prepaid, return receipt requested), or by e-mail to the respective Parties at the addresses or e-mail addresses set forth in Part IV of Exhibit A (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.5).

(ii)	Deemed delivery of notice

Unless there is evidence that it was received earlier, a notice is deemed to have been duly given if: (a) delivered personally, when left at the address specified in Section 8.5(i); (b) sent by a courier, at 5:00 p.m. local time in the place of receipt on the 3rd Business Day after (but excluding) the date of posting (at the place of posting); (c) if given or made by facsimile, immediately after it has been despatched with a confirmation that all pages have been transmitted except where despatch is not on a Business Day; or (d) sent by e-mail, at the time the e-mail is sent unless the sender receives a notice notifying him that the e-mail has not been delivered.

Notwithstanding the foregoing a notice that is deemed to be received after 5:00 p.m. local time at the place of receipt on any day, or on a day which is not a Business Day, shall be deemed to be received at 9:00 a.m. local time at the place of receipt on the next Business Day.

(iii)	Proof of service

In proving service of a communication, it shall be sufficient to show that delivery by hand was made or that the envelope containing the communication was properly addressed and posted as a pre-paid letter or that the facsimile transmission was despatched and a confirmatory transmission report or other acknowledgment of good receipt was received.

8.6

Process Agent. Each of the Covenantors (other than HK Company and Existing HK Company) irrevocably appoints the Existing HK Company whose address set forth on Part III of Exhibit A as its agent to accept service of legal process on its behalf. Service of legal process upon the process agent of any of the aforesaid Covenantors shall be deemed completed whether or not such legal process is forwarded to or received by such Covenantor. Each of the aforesaid Covenantors hereby irrevocably agrees that if its process agent ceases to have an address in Hong Kong or ceases to act as its process agent it shall appoint a new process agent in Hong Kong acceptable to the Investors and will deliver to the Investors within fifteen (15) days a copy of a written acceptance of appointment by the process agent. If at any time any of the aforesaid Covenantors appoints a new process agent it shall give notice to the Investors of such appointment and until such time service on the process agent last known to the Investors shall be deemed to be effective service.

8.7

Taxation Matters. The Parties agree that any tax imposed by any Government Authority of Hong Kong (“Hong Kong Tax”) as a result of or arising from the execution and performance of the Transaction Documents shall be borne by the Investors and the Company in equal shares. Any tax, other than Hong Kong Tax, imposed by any Government Authority as a result of or arising from the execution and performance of the Transaction Documents shall be borne by the Company in full and the Investors shall not be liable for any such tax.

8.8

Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties whose rights or obligations hereunder are affected by such terms and conditions. This Agreement, and the rights and obligations hereunder, shall not be assigned without the mutual written consents of the Investors and the Company; provided that any Investor may assign its rights and obligations to a transferee of the Notes at any time without consent of the other Parties under this Agreement and shall procure such transferee or the assignee to execute and deliver to the Company a Deed of Adherence in the form set forth in Part VII of EXHIBIT G hereof upon the completion of such transfer.

8.9

Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such Applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law.

8.10

Waiver and Amendment. This Agreement may only be amended or modified with an instrument in writing signed by the Company and the Investors; provided that any Party may (i) extend the time for the performance of any of the obligations or other acts of another Party, (ii) waive any inaccuracies in the representations and warranties of another Party contained herein or in any document delivered by another Party pursuant hereto or (iii) waive compliance with any of the agreements of another Party or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. The rights and remedies herein are cumulative and not exclusive or any rights or remedies provided by law.

8.11

Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof and thereof.

8.12	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

{The remainder of this page has been left intentionally blank}

IN WITNESS WHEREOF, the Parties have duly executed this Notes Purchase Agreement as of the date first above written.

UCLOUDLINK GROUP INC.

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Director

UCLOUDLINK(HK) LIMITED

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Director

Beijing Ucloudlink Technology Limited
(北京优克云联科技有限公司)

By:	/s/ Wen Gao
Name: Wen Gao
Title: Legal Representative [common seal]

Shenzhen Ucloudlink Technology Limited (深圳优克云联科技有限公司)

By:	/s/ Zhigang Du
Name:	Zhigang Du
Title:	Legal Representative
[common seal]

IN WITNESS WHEREOF, the Parties have duly executed this Notes Purchase Agreement as of the date first above written.

SHENZHEN UCLOUDLINK NEW
TECHNOLOGY CO., LTD
(深圳市优克联新技术有限公司)

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Legal Representative
[common seal]

BEIJING UCLODLINK
TECHNOLOGY CO., LTD
(北京优克联技术有限公司)

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Legal Representative
[common seal]

HONGKONG UCLOUDLINK
NETWORK TECHNOLOGY
LIMITED(香港优克网络技术有限公司)

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Director

IN WITNESS WHEREOF, the Parties have duly executed this Notes Purchase Agreement as of the date first above written.

TALENT WITS LIMITED

By:	/s/ Wen Gao
Name:	Wen Gao (高文)
Title:	Director

FAIRY MIND LIMITED

By:	/s/ Zhongqi Kuang
Name:	Zhongqi Kuang (况忠琪)
Title:	Director

FUN BOX LIMITED

By:	/s/ Chaohui Chen, Zhiping Peng
Name:	Chaohui Chen, Zhiping Peng
Title:	Director

MEDIAPLAY LIMITED

By:	/s/ Chaohui Chen
Name:	Chaohui Chen (陈朝晖)
Title:	Director

ALPHAGO ROBOT LIMITED

By:	/s/ Zhiping Peng
Name:	Zhiping Peng (彭智平)
Title:	Director

IN WITNESS WHEREOF, the Parties have duly executed this Notes Purchase Agreement as of the date first above written.

WEN GAO(高文)

/s/ Wen Gao

CHAOHUI CHEN(陈朝晖)

/s/ Chaohui Chen

ZHIPING PENG(彭智平)

/s/ Zhiping Peng

ZHONGQI KUANG(况忠琪)

/s/ Zhongqi Kuang

IN WITNESS WHEREOF, the Parties have duly executed this Notes Purchase Agreement as of the date first above written.

HAITONG ASSET MANAGEMENT (HK) LIMITED (acting on behalf of and for the account of HAITONG FREEDOM MULTI-TRANCHE BOND FUND)

By:	/s/ Jianxin Yang
Name:	Jianxin Yang
Title:	Authorized Signatory

HAITONG INTERNATIONAL INVESTMENT FUND SPC (acting on behalf of and for the account of HAITONG INTERNATIONAL INVESTMENT FUND SPC – FUND I SP)

By:	/s/ Huang Zhong
Name:	Huang Zhong
Title:	Authorized Signatory

EXHIBIT A

PARTIES

Part I Investors

Investors	Principal Amount of the Notes		Purchase Price
HAITONG ASSET MANAGEMENT (HK) LIMITED (“Haitong 1”, acting on behalf of and for the account of HAITONG FREEDOM MULTI-TRANCHE BOND FUND)	US$	30,000,000	US$	30,000,000
HAITONG INTERNATIONAL INVESTMENT FUND SPC (“Haitong2”, acting on behalf of and for the account of HAITONG INTERNATIONAL INVESTMENT FUND SPC – FUND I SP)	US$	25,000,000	US$	25,000,000

Total	US$	55,000,000	US$	55,000,000

Part II Founder Parties

The following individuals (collectively, the “Founders”, each a “Founder”):

1.	Gao Wen (高文), a Chinese citizen (residential ID number***** );

2.	Chen Chaohui(陈朝晖), a Chinese citizen (residential ID No.:*****);

3.	Peng Zhiping(彭智平), a Chinese citizen (residential ID No.:*****); and

4.	Kuang Zhongqi( 况 忠 琪 ), a Chinese citizen (residential ID No.:*****).

The following companies (the “Founder Holdcos”, each a “Founder Holdco”), each of which being owned or controlled by a Founder:

5.

TALENT WITS LIMITED, a limited liability company duly established and validly existing under the laws of British Virgin Islands whose entire outstanding shares are held by Gao Wen (高文) (the “Founder Holdco 1”),

6.

FAIRY MIND LIMITED, a limited liability company duly established and validly existing under the laws of British Virgin Islands whose entire outstanding shares are held by Kuang Zhongqi (况忠琪) (the “Founder Holdco 2”),

7.

MEDIAPLAY LIMITED, a limited liability company duly established and validly existing under the laws of British Virgin Islands whose entire outstanding shares are held by Chen Chaohui (陈朝晖) (the “Founder Holdco 3”);

8.

ALPHAGO ROBOT LIMITED, a limited liability company duly established and validly existing under the laws of British Virgin Islands whose entire outstanding shares are held by Peng Zhiping (彭智平) (the “Founder Holdco 4”); and

9.

FUN BOX LIMITED, a limited liability company duly established and validly existing under the laws of British Virgin Islands whose entire outstanding shares are held by MEDIAPLAY LIMITED and ALPHAGO ROBOT LIMITED (the “Founder Holdco 5”)

The Founders and the Founder Holdcos are collectively referred to as the “Founder Parties”, each a “Founder Party”.

Part III Major Subsidiaries of the Company

1.	UCLOUDLINK (HK) LIMITED, a company duly established and existing under the laws of Hong Kong (Company No.: 2139982) (the “HK Company”);

2.

北京优克云联科技有限公司 (BEIJING UCLOUDLINK SCIENCE & TECHNOLOGY LIMITED/ BEIJING UCLOUDLINK TECHNOLOGY LIMITED), a wholly foreign owned enterprise to be duly established and existing under the laws of PRC, with unified social credit code 110000450278829 (the “Beijing WFOE”);

3.

深圳优克云联科技有限公司 (SHENZHEN UCLOUDLINK SCIENCE & TECHNOLOGY LIMITED / SHENZHEN UCLOUDLINK TECHNOLOGY LIMITED), a wholly foreign owned enterprise duly established and existing under the laws of PRC, with unified social credit code 91440300336385792W (the “Shenzhen WFOE”, together with the Beijing WFOE, the “WFOEs”);

4.

深圳市优克联新技术有限公司 (SHENZHEN CITY UCLOUDLINK NEW TECHNOLOGY CO., LTD / SHENZHEN UCLOUDLINK NEW TECHNOLOGY CO., LTD), a company duly established and existing under the laws of the PRC, with unified social credit code 91440300311875816Q (the “Shenzhen Domestic Company”);

5.

北京优克联技术有限公司 (BEIJING UCLOUDLINK TECHNOLOGY CO., LTD); a company duly established and existing under the laws of the PRC, with unified social credit code 91110105318148849A (the “Beijing Domestic Company” collectively with the Shenzhen Domestic Company, the “Domestic Companies”, and each, a “Domestic Company”); and

6.	HONGKONG UCLOUDLINK NETWORK TECHNOLOGY LIMITED (香港优克网络技术有限公司), a company duly established and existing under the laws of Hong Kong (Company No. 1519476) (the “Existing HK Company”).

Part IV Notice Address

Subject to change of address of a Party pursuant to Section 8.5(Notice), the initial address of each Party referred to in Section 8.5 (Notice) in this Agreement is:

If to any of the Group Companies, the Founder Holdcos and the Founders:

Attention:	Shi Yimeng (石义猛)
Address:	3/F, Block A, Tower 1 of Software Industry Base, No. 85 Xuefu Road,
Nanshan District, Shenzhen (深圳市南山区学府路 85 号软件产业基
地 1栋A座3层)
Email:	*****
Tel:	*****
Fax:	*****

If to Haitong1:

Attention:	Samson Leung
Address:	22/F, Li Po Chun Chambers, 189 Des Voeux Road Central, Hong Kong
Email:	*****
Tel:	*****
Fax:	*****

If to Haitong2:

Attention:	Grace Liu
Address:	22/F, Li Po Chun Chambers, 189 Des Voeux Road Central, Hong Kong
Email:	*****
Tel:	*****
Fax:	*****

If to the Existing HK Company:

Attention:	Gao Wen (高文)
Address:	Unit O-P 6F, Wai Cheung Industrial Centre, 5 Shek Pai Tau Road, Tuen Mun,
NT, Hong Kong
Email:	*****
Tel:	*****
Fax:	*****

Part V Bank Accounts of Investors

The Bank Account of Haitong 1:

Bank Name:
Swift Code:
Account Number (USD):

Name of Account Holder:

Remark:

The Bank Account of Haitong 2:

Bank Name:
Swift Code:
Account Number (USD):

Name of Account Holder:

Reference:

EXHIBIT B

DEFINITIONS

“A2 Financing Documents”	means the share purchase agreement entered by and among the Company, Shenzhen Hainei Lirong Technology Investment Fund Partnership (深圳海 内 利 荣 科 技 投 资 基 金 合 伙 企 业 ( 有 限 合 伙)), Wealth Plus Investments Limited and other parties dated as of September 2, 2016 (the “Share Purchase Agreement”), the second amended and restated shareholders agreement entered by and among the Company, Shenzhen Hainei Lirong Technology Investment Fund Partnership (深圳海 内 利 荣 科 技 投 资 基 金 合 伙 企 业 ( 有 限 合 伙)), Wealth Plus Investments Limited, Beijing Cash Capital Venture Partners(北京国科鼎鑫投资中 心（有限合伙）) and other parties dated as of September 22, 2016 (the “Second Amended Shareholder Agreement”), the fourth amended and restated memorandum and articles of associations to be adopted (the “Fourth Amended Memorandum and Articles”)and any exhibits or related supplementary agreements of the foregoing.

“Additional Equity Securities”	has the meaning set forth in Section 2.3.

“Affiliate”	means (i) as to any body corporate, any other body corporate, unincorporated entity or person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with, such body corporate; and (ii) as to any individual, his spouse, child, brother, sister, parent, trustee of any trust in which such individual or any of his immediate family members is a beneficiary or a discretionary object, or any entity or company controlled by any of the aforesaid persons.

“Agreement”	has the meaning set forth inset forth in the Preamble.

“Applicable Law”	means, with respect to any person, any laws, regulations, rules, measures, guidelines, treaties, judgments, determination, orders or notices of any Government Authority or a listing authority or a stock exchange on which the shares of such party (or its holding company or one of its substantial shareholders) are listed.

“Beijing Domestic Company”	has the meaning set forth in Part III of Exhibit A.

“Beijing WFOE”	has the meaning set forth in Part III of Exhibit A.

“Belgium Company”	has the meaning set forth in Section 5.1.

“Business Day”	means a day on which commercial banks in Hong Kong are generally open for business other than Saturday and Sunday or a public holiday, or a day on which commercial banks do not open for business owing to a tropical cyclone warning signal number 8 or above or a “black” rainstorm warning signal being in force in Hong Kong.

“BVI”	means the British Virgin Islands.

“Circular 37”	means Circular of the State Administration of Foreign Exchange on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Investment or Financing and Round Trip Investment via Special Purpose Vehicles (《国家外汇管理局关于境内 居民通过特殊目的公司境外投融资及返程投资 外汇管理有关问题的通知》) issued by SAFE on July 4, 2014.

“Closing”	has the meaning set forth in Section 3.1.

“Closing Conditions”	has the meaning set forth in Section 5.1.

“Closing Date”	has the meaning set forth in Section 3.1, which shall not fall after the Long Stop Date.

“Company”	has the meaning set forth in the Preamble.

“Company Security Holder”	has the meaning set forth in Section 16.3 of Exhibit D.

“Company Intellectual Properties”	has the meaning set forth in Section 21.3 of Exhibit D.

“Company Real Properties”	has the meaning set forth in Section 21.2 of Exhibit D.

“Compliance Certificate”	has the meaning set forth in Section 3.2.

“Confidential Information”	has the meaning set forth in Section 6.7.

“Control”	means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of majority voting securities or appointing a majority of the board members or otherwise, and the terms “Controlling” and “Controlled” have correlative meaning.

“Control Documents”	means a series of control documents entered by and among the Beijing WFOE, Beijing Domestic Company (and its shareholders), and the Beijing WFOE, Shenzhen Domestic Company (and its shareholder) respectively, including the following documents:

(i) Call Option Agreements;

(ii) Equity Pledge Agreements;
(iii) Exclusive Business Cooperation Agreements;
(iv) Power of Attorney;
(v) Exclusive Technique Consulting and Service Agreements;
(vi) Spouse Consent letters(if any);
(vii) such other control documents as reasonably requested by the Investors.

“Covenantors” or “Covenantor”	has the meaning set forth in the Preamble.

“Covenantor Representations and Warranties”	has the meaning set forth in Section 4.1.

“Conversion Shares”	means the Ordinary Shares to be issued to the holder of the Notes by the Company pursuant to the exercise of the conversion rights attached to the Notes.

“Disclosure Schedule”	has the meaning set forth in Section 4.1.

“Domestic Company”	has the meaning set forth in Part III of Exhibit A.

“Domestic Resident”	has the meaning set forth in Circular 37 and/or other law related to Circular 37.

“Encumbrance”	mean a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre emption, third party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including, a title transfer or retention arrangement) having similar effect.

“Equity Securities”	means, with respect to any Person, such Person’s share capital, capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such share capital, capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interest (whether or not such derivative securities are issued by such Person).

“ESOP”	means any stock option plan or equity incentive plan adopted by any Group Company from time to time in relation to the grant or issue of shares, stock options or any other securities to its employees, officers, directors, consultants and/or other eligible persons.

“Existing ESOP”	means the Company’s existing share incentive plan, under which an aggregate of 1,000,000 Ordinary Shares have been held by Fairy Mind Limited on behalf of the Company for granting to the employees, officers, directors, consultants of the Company and/or other eligible persons to indirectly acquire the Ordinary Shares of the Company.

“Existing HK Company”	have the meaning set forth in Part III of Exhibit A.

“Extra Notes”	has the meaning set forth in Section 2.3.

“Event of Default”	have the meaning set forth in the Notes Terms and Conditions.

“FCPA”	means the Foreign Corrupt Practices Act of U.S

“Financial Statements”	has the meaning set forth in Section 19.1 of Exhibit D.

“Founders” or “Founder”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdcos”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdco 1”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdco 2”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdco 3”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdco 4”	has the meaning set forth in Part II of Exhibit A.

“Founder Holdco 5”	has the meaning set forth in Part II of Exhibit A.

“Founder Parties” or “Founder Party”	has the meaning set forth in the Preamble.

“Governmental Authority”	means any nation or government, or any federation, province or state or any other political subdivision thereof; any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any Governmental Authority, agency, department, board, commission or instrumentality of the PRC, the Cayman Islands, or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Group Company”	means each of the Company and its subsidiaries (including the Major Subsidiaries), and “Group” refers to all of Group Companies collectively.

“Haitong 1”	has the meaning set forth in Part I of Exhibit A.

“Haitong 2”	has the meaning set forth in Part I of Exhibit A.

“Hong Kong”	means the Hong Kong Special Administrative Region of the PRC.

“Hong Kong Tax”	has the meaning set forth in Section 8.7.

“HK Company”	has the meaning set forth in Part III of Exhibit A.

“Indemnitees” or “Indemnitee”	has the meaning set forth in Section 7.1.

“Intellectual Property”	means any and all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes.

“Interest”	has the meaning set forth in Section 2.1.

“Interest Payment Date”	has the meaning set forth in Section 2.1.

“Investors” or “Investor”	has the meaning set forth in the Preamble.

“Investor Representations and	has the meaning set forth in Section 4.2.
Warranties”

“Long Stop Date”	has the meaning set forth in Section 5.2.

“Major Subsidiaries” or “Major	has the meaning set forth in the Preamble.
Subsidiary”

“Material Contract”	has the meaning set forth in Section 20 of Exhibit D.

“Material Adverse Effect”	has the meaning set forth in Section 5.1(v).

“Memorandum and Articles”	means the fifth amended and restated memorandum and articles of associations of the Company in the form set forth in Part I of EXHIBIT G.

“Month”	means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that (a) (subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and (c) if a period begins on the last Business Day of a calendar month, that period shall end on the last Business Day in the calendar month in which that period is to end.

“Notes”	has the meaning set forth in the Recitals.

“Notes Certificate”	means the certificate in respect of the Notes set forth in Part III of EXHIBIT G attached hereto.

“Notes Terms and Conditions”	means the terms and conditions on which the Notes shall be issued by the Company, as attached to the Notes Certificate.

“Notice of Exercise”	has the meaning set forth in Section 2.2.

“Ordinary Shares”	means the Company’s ordinary shares with the par value of US$0.001 each.

“Other Shareholders”	has the meaning set forth in Shareholders’ Agreement.

“Qualified Accounting Firm”	means any one of Price Waterhouse Coopers, Deloitte Touche Tohmatsu, Klynveld Peat Marwick Goerdeler, Ernst & Young or another accounting firm approved by the Investors.

“Parties” or “Party”	has the meaning set out in the Preamble.

“Person”	shall be construed as broadly as possible and shall include an individual, a partnership (including a limited liability partnership), a company, an association, a joint stock company, a limited liability company, a trust, a joint venture, a legal person, an unincorporated organization and a governmental authority.

“Permits”	has the meaning set forth in Section 15 of Exhibit D.

“Post-Closing Covenants List”	has the meaning set forth in Section 6.1.

“PRC”	means the People’s Republic of China, solely for purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and Taiwan.

“Preamble”	means the preamble of this Agreement.

“Preferred Shares”	means the Series A Preferred Shares.

“Purchase Price”	has the meaning set forth in Section 2.1 .

“Real Property”	means any and all land, land use rights, buildings, structures, improvements and fixtures located thereon, easement and other rights in real property.

“RMB”	means the lawful currency of the PRC.

“SAFE”	means the State Administration of Foreign Exchange of the PRC.

“SAIC”	means the State Administration for Industry and Commerce of the PRC.

“Series A Preferred Shares”	means the Company’s series A preferred shares, of par value US$0.001 each.

“Shares”	means the Ordinary Shares and the Preferred Shares.

“Shareholders’ Agreement”	means the third amended and restated shareholders’ agreement in the form set forth in Part II of EXHIBIT G.

“Shenzhen Domestic Company”	has the meaning set forth in Part III of Exhibit A.

“Shenzhen WFOE”	has the meaning set forth in Part III of Exhibit A.

“Signing Date”	has the meaning set forth in the Preamble.

“Social Insurance”	means any form of social insurance as required by Applicable Laws (including without limitation pension fund, medical insurance, unemployment insurance, work-related injury insurance, maternity insurance and housing fund).

“Statement Date”	has the meaning set forth in Section 11.2 of Exhibit D.

“Strategic Investor”	means any strategic investor that is approved by the board of directors of the Company including the Cashcapital Director and the Haitong Director (both terms as defined in the Shareholders’ Agreement).

“Transaction Documents”	means (i) this Agreement, (ii) the Shareholders’ Agreement, (iii) the Notes Certificates (together with the Notes Terms and Conditions), (iv) the Memorandum and Articles, and (v) any deeds of adherence, other agreements, instruments, certificates executed or entered into pursuant to or in connection with any of the forgoing.

“Transaction Expenses”	has the meaning set forth in Section 6.10.

“U.K.”	means the United Kingdom.

“UK Company”	has the meaning set forth in Section 5.1.

“U.S.”	means the United States of America.

“US$”	means the lawful currency of the United States of America.

“Warrant”	has the meaning set forth in Section 2.2.

“Warrant Shares”	means the Ordinary Shares to be issued to the holder of the Warrant Notes by the Company pursuant to the exercise of the conversion rights attached to the Warrant Notes.

“Warrant Notes”	has the meaning set forth in Section 2.2.

“Warrant Notes Terms and Conditions”	has the meaning set forth in Section 2.2.

“Warrant Notes Holders” or “Warrant Notes Holder”	has the meaning set forth in Section 2.2

“Warrant Period”	has the meaning set forth in Section 2.2.

“WFOEs”	has the meaning set forth in Part II of Exhibit A.

“Xiamen Company”	has the meaning set forth in Section 5 of Exhibit F.

[•], 2017

NOTES CERTIFICATE

Certificate No.	Principal Amount: US$30,000,000

UCLOUDLINK GROUP INC.

(the “Issuer”)

(an exempted company incorporated with limited liability under the laws of Cayman Islands)

US$30,000,000

8.0 per cent. Convertible Notes due 2020

THIS NOTES CERTIFICATE (the “Certificate”) represents in aggregate principal amount of US$30,000,000 convertible notes due 2020 (the “Notes”) of the Issuer, duly issued pursuant to the memorandum and articles of association of the Issuer, the Notes Purchase Agreement (the “Notes Purchase Agreement”) dated [•], 2017 entered into by and among the Issuer, Hai Tong Asset Management (HK) Limited (acting on behalf of and for the account of Haitong Freedom Multi-Tranche Bond Fund), Haitong International Investment Fund SPC (acting on behalf of and for the account of Haitong International Investment Fund SPC – Fund I SP) and other parties thereto and a resolution of the board of directors of the Issuer passed on [•].

The Issuer promises to pay to the holder of the Notes in respect of which this Certificate is issued the interest accrued at the rate of 8.0 per cent. per annum and principal that shall become due and repayable in respect of the Notes.

THIS IS TO CERTIFY that Hai Tong Asset Management (HK) Limited (acting on behalf of and for the account of Haitong Freedom Multi-Tranche Bond Fund), whose registered office is at 22/F, Li Po Chun Chambers, 189 Des Voeux Road, Central, Hong Kong, is the registered holder of the Notes of the principal amount stated above. The Notes are issued subject to and with the benefit of the attached terms and conditions (the “Conditions”) which are deemed to be part of it. The Conditions are binding on both the holder of the Notes and the Issuer. The Issuer undertakes (both to the holder of the Notes and to any lawful transferee thereof pursuant to Condition 13) to perform its obligations in accordance with the provisions of the Conditions.

This Certificate is governed by and shall be construed in accordance with the laws of Hong Kong.

The Holder is entitled to all of the benefits of the Notes and may enforce the agreements contained herein and exercise the remedies provided for hereby or otherwise available in respect hereof, all in accordance with the terms hereof.

Note: The Notes cannot be transferred by delivery and are only transferable to the extent permitted by Condition 13. This Certificate must be delivered to the Issuer for cancellation and reissue of an appropriate certificate in the event of any such transfer.

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EXECUTED AS A DEED by:	)
UCLOUDLINK GROUP INC. on	)
)
)
The Common Seal is affixed in	)
accordance with its articles of	)
associations in the presence of:	)
)
)
)
	)	Signature of authorized person
	)	Director
)
	)	Office held
)
	)	Name of authorized person
)

Witness Signature:

Name:

Address:

Occupation:

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TERMS AND CONDITIONS

1. Definitions and Interpretation.

1.1 Definitions. Unless defined hereunder or the context otherwise expressly requires, words and expressions used in these Conditions shall have the same meaning as given to them in the Notes Purchase Agreement. In addition, the following terms shall have the following meanings when used in these Conditions:

“Automatic Conversion” means the conversion of all of the Notes set forth in Condition 11.1 upon the occurrence of the Events of Automatic Conversion.

“Automatic Conversion Notice” has the meaning set forth in Condition 11.3(a) hereof.

“Bankruptcy Law” has the meaning set forth in Condition 9.2(p) hereof.

“Capital Distribution” means (i) any distribution of assets in specie by the Issuer for any financial period whenever paid or made and however described (and for these purposes a distribution of assets in specie includes without limitation an issue of shares or other securities credited as fully or partly paid (other than Shares credited as fully paid by way of capitalisation of reserves); and (ii) any cash dividend or distribution of any kind by the Issuer for any financial period.

“Confidential Information” has the meaning set forth in Condition 20.1 hereof.

“Conversion Date” means, in relation to any of the Notes, the date on which the Notes are converted into the Conversion Shares in accordance with these Conditions.

“Conversion Price” means the price per Share which is determined by dividing (i) the Specific Pre-money Valuation (as of the date immediately before the issuance of this Notes) by (ii) the aggregate number (as of the date immediately before the issuance of this Notes) of the Equity Securities (as defined below) outstanding and issued by the Issuer subject to adjustment in accordance with the provisions of Condition 12, which is as of the Closing Date USD 40.7719 per Share on fully diluted basis.

“Conversion Rights” means the rights provided under these Conditions and attached to each Note to convert the principal amount or a part thereof into the Conversion Shares.

“Conversion Shares” means the Shares to be issued by the Issuer pursuant to these Conditions upon conversion of the Notes.

“Custodian” has the meaning set forth in Condition 9.2(p) hereof.

“Day Count Fraction” means in respect of any period, the actual passing days divided by 360.

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“Default” means an Event of Default or any event or circumstance which would (with the expiry of any grace period, the giving of notice, the making of any determination or a combination thereof) be an Event of Default.

“Default Interest” has the meaning set forth in Condition 7.1 hereof.

“Disclosing Party” has the meaning set forth in Condition 20.3 hereof.

“EOD Notice” has the meaning set forth in Condition 9.2 hereof.

“EOD Notice of Redemption” has the meaning set forth in Condition 9.2 hereof.

“EOD Redemption Amount” means, upon early redemption of the Notes due to occurrence of any Event of Default, the amount payable by the Issuer to the Holder in respect of the outstanding principal amount of the Notes on the date of such redemption, being the aggregate of:

(a) principal amount of all the Notes then outstanding;

(b) interest accrued and outstanding under Condition 6 hereof;

(c) any Default Interest accrued and outstanding to the Holder; and

(d) any other payment accrued and outstanding to the Holder pursuant to these Conditions.

“Equity Securities” means, with respect to any Person, such Person’s share capital, capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such share capital, capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interest (whether or not such derivative securities are issued by such Person) and “Equity Security” shall be construed accordingly

“Event of Automatic Conversion” has the meaning set forth in Condition 11.1 hereof and “Events of Automatic Conversion” shall be construed accordingly.

“Event of Default” has the meaning set forth in Condition 9.2 hereof and “Events of Default” shall be construed accordingly.

“Holder” means any person who is the registered holder of any Notes then outstanding and “Holders” shall be construed accordingly.

“Interest” has the meaning set forth in Condition 6.1 hereof.

“Interest Payment Date” has the meaning set forth in Condition 6.2 hereof.

“Issuer” has the meaning set forth in the Preamble.

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“Latest Audit Year” means the last financial year before the Issuer’s submission of initial public offering application. For example, if the Issuer submits initial public offering application at any time in 2019, 2018 shall be the Latest Audit Year.

“Maturity Date” has the meaning set forth in Condition 5 hereof.

“Notes” has the meaning set forth in the Preamble hereof.

“New Qualified Financing” means any financing obtained by the Issuer involving the issuance of additional Equity Securities of the Issuer meeting the requirements of the Specific Investment Amount and the Specific Investment Valuation. For the avoidance of doubt, such financing shall not include the issuance of the Warrant Notes and the additional issuance of Additional Equity Securities as defined under Section 2.3 of the Notes Purchase Agreement.

“Option” has the meaning set forth in Condition 12.1(c)(ii) hereof.

“Optional Conversion” means the conversion of any or all of the Notes set forth in Condition 11.2.

“Optional Conversion Notice” has the meaning set forth in Condition 11.3(b) hereof.

“Qualified Accounting Firm” means any of Price Waterhouse Coopers, Deloitte Touche Tohmatsu, Klynveld Peat Marwick Goerdeler, Ernst & Young or another accounting firm recognized by the Holder.

“Record Date” means the date the relevant event occurs or, if the shareholders of the Issuer are entitled to participate in such event at an earlier record date, such earlier record date.

“Register” has the meaning set forth in Condition 13.2 hereof.

“Shares” means the Issuer’s Ordinary Shares with par value US$0.001 each.

“Specific Investment Amount” means with respect to any new financing (other than the issuance of the Warrant Notes and the additional issuance of Additional Equity Securities as defined under Section 2.3 of the Note Purchase Agreement), the investment amount is no less than US$50 million, or such other amount as agreed by the Holder.

“Specific Investment Valuation” means with respect to the valuation of the Issuer immediately prior to any New Qualified Financing by (a) strategic investors approved by the Holder: US$700 million or more; or (2) non-strategic investors: US$800 million or more .

“Specific Pre-money Valuation” means the pre-money valuation of the Issuer being US$520 million (as adjusted for any share splits, share consolidation, share dividends, restructuring, merge, reclassification of shares, adjustment of capital structure, issuance of new shares or subscription of options or the like).

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“Sponsor Agreement” has the meaning set forth in Condition 11.1(a)(iii) hereof.

“Tax” or “Taxes” means all applicable forms of taxation, duties, levies imposts and social security charges, whether direct or indirect including without limitation corporate income tax, wage withholding tax, national social security contributions and employee social security contributions, value added tax, business tax, customs and excise duties, capital tax and other legal transaction taxes, dividend withholding tax, dividend distribution tax, land taxes, environmental taxes and duties and any other type of taxes or duties payable by virtue of any Applicable Laws and which may be due directly or by virtue of joint and several liability in any relevant jurisdiction; together with any interest, penalties, surcharges or fines relating to them, due, payable, levied, imposed upon or claimed to be owed in any relevant jurisdiction.

“Tax Return” means report or statement showing Taxes, used to pay Taxes, or required to be filed with respect to any Tax (including any elections, declarations, schedules or attachments thereto, and any amendment thereof), including any information return, claim for refund, amended return or declaration of estimated or provisional Tax.

“Transfer Form” has the meaning set forth in Condition 13.3 hereof.

1.2 The provisions of Notes Purchase Agreement (where appropriate) shall apply to these Conditions as though they were set out in full in these Conditions, except that references to “this Agreement” therein are to be construed as references to these Conditions.

1.3 A Default or an Event of Default is continuing if it has not been remedied or waived in writing.

1.4 If calculation of any money or payment (in the currency of USD or RMB) arising from or in relation to the Notes require currency conversion, the foreign exchange rate shall be the USD and RMB spot exchange rate announced by the People’s Bank of China at 9:00 a.m. on the date of conversion.

2. Form. The Notes are in registered form only. A Certificate will be issued to the Holder in respect of its registered holding of the Notes. All Certificates shall be issued under the common seal of the Issuer.

3. Title. Title to the Notes will pass on registration by the Issuer of any transfer thereof in accordance with Condition 13. Each Holder will (except as otherwise required by Applicable Laws) be treated as the absolute owner of the Notes (whether or not overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificates issued in respect of them) for the purpose of receiving payment and for all other purposes.

4. Status. The Notes constitute direct, unconditional and unsubordinated obligations of the Issuer and rank equally and without any preference amongst themselves. The payment obligations of the Issuer under the Notes will (subject to any obligations preferred by mandatory provisions of Applicable Laws) rank at least pari passu with all other present and future direct, unconditional and unsubordinated obligations of the Issuer. No application will be made for an intial public listing of the Notes on any stock exchange.

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5. Maturity Date. The outstanding principal amount which is payable under the Notes pursuant to these Conditions shall be due and payable on [To be inserted on Closing Date] 2020 (the “Maturity Date”), unless the maturity of the Notes is accelerated upon the occurrence of an Event of Default set forth in Condition 9.2 hereof. The Issuer has the right to repay or redeem the Notes after one year of the Closing Date by mutual agreement between the Issuer and the Holder in writing.

6. Interest.

6.1 Interest shall accrue on the outstanding principal amount of the Notes at the rate of 8% per annum (the “Interest”), from and including the Closing Date until and including the date on which all outstanding Notes are converted and/or redeemed in accordance with these Conditions.

6.2 All the interest under this Condition 6 shall be due and payable in cash by the Issuer in arrears on each interest payment date (the “Interest Payment Date”), which shall be the last Business Day in every six (6) Months falling from and including the Closing Date until and including the date on which the Notes are converted and/or redeemed in accordance with these Conditions.

6.3 All the interest accrued pursuant to the terms of this Condition 6 shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Issuer shall pay to each Holder all the interest accrued pursuant to the terms of this Condition 6 in accordance with Condition 10.2.

7. Default Interest.

7.1 All outstanding principal amount of the Notes and all accrued interest which remain due and payable upon the first date that any of the following events (set forth in Conditions 7.1(a) and (b)) occurs shall bear interest (both before and after judgment and payable on demand) from (and including) the day immediately following the first date that any of the following events occurs until the date on which such overdue amount is unconditionally and irrevocably paid and discharged in full at the rate of 15% per annum (“Default Interest”):

(a) the occurrence of an event set forth in Condition 9.2(a); and

(b) the Holder issues an EOD Notice of Redemption on the ground of any Event of Default set forth in Condition 9.2(b) to 9.2(u).

7.2 Notwithstanding Condition 7.1:

(a) in relation to the occurrence of any Event of Default set forth in Condition 9.2(b) to 9.2(u), Default Interest will not accrue prior to the Holder’s issue of an EOD Notice of Redemption pursuant to Conditon 9.2;

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(b) in the event that the Holder issues an EOD Notice of Redemption on the ground of any Event of Default set forth in Condition 9.2(b) to 9.2(u), Default Interest will not accrue for a period of thirty (30) days from (and including) the date on which such Event of Default first occurs and, at the discretion of the Holder, will not continue to accrue if such Event of Default has been remedied to the satisfaction of the Holder;

(c) Default Interest will not accrue if all the Notes together with all other moneys due hereunder are fully redeemed, repaid or converted into Conversion Shares at the end of the 30 days period referred to in Condition 7.2(b).

7.3 The Default Interest shall be calcuated on the basis of a 360-day year for the actual number of days elapsed. The Issuer shall pay to the Holder all the accrued Default Interest in accordance with Condition 10.2.

8. Negative Pledge and Other Undertakings

8.1 Except with the prior written consent from the Holder, so long as the Notes remain outstanding, the Issuer will not create or permit to subsist, and the Issuer will procure that the Group Companies will not create or permit to subsist, any Encumbrance with the value in aggregate in excess of US$10,000,000 upon the whole or any part of the Group Companies’ undertaking, assets or revenues, present or future, to secure any relevant indebtedness or to secure any guarantee of or indemnity in respect of any relevant indebtedness unless, at the same time or prior thereto, (a) the Issuer’s obligations under the Notes are secured equally and rateably therewith, or (b) the Holder has the benefit of such other security, guarantee, indemnity or other arrangement as the Holder in its absolute discretion shall consider to be in form and substance not materially less beneficial to the Holder.

8.2 The Issuer covenants with the Holder from time to time and at all times while any of the Notes remains outstanding that, the Issuer shall not, shall procure that any other Group Company shall not, without the prior written consent of the Holder, take any of the actions listed in Exhibit H (Protective Provisions) attached to the Notes Purchase Agreement.

8.3 The Issuer undertakes to, and with respect to items (k) to (m) below, undertakes to procure other Group Companies to, from time to time and at all times while any of the Notes remains outstanding:

(a) punctually pay the principal, any interest payable on the Notes and other amount due and payable under the Notes (including without limitation the redemption amount payable under Condition 9 hereof) in the manner specified in these Conditions;

(b) ensure that the Notes may be converted legally at all times;

(c) keep available for issue, free from pre-emptive rights and other rights and Encumbrances, out of its authorised but unissued share capital sufficient Shares to satisfy the Conversion Rights attaching to the Notes, and to ensure that all Shares to be issued upon the conversion of the Notes will be duly and validly issued and credited as fully paid and free from any Encumbrances and rank at least pari passu with all other Shares then in issue;

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(d) pay the costs and expenses of the issue of the Conversion Shares arising on and in connection with the conversion of the Notes according to the conditions and terms of this Note;

(e) (i) within forty-five (45) days after the end of each fiscal quarter of each financial year, deliver to the Holder the consolidated management accounts of the Issuer for such fiscal quarter, (ii) within ninety (90) days after the financial year ended on 31st December 2018, deliver to the Holder the consolidated financial reports for its financial years ended on 31st December 2017 and 31st December 2018, and (iii) within ninety (90) days after the end of each subsequent financial year, deliver to the Holder a consolidated financial report for such financial year of the Issuer and audited by a Qualified Accounting Firm;

(f) perform and observe its obligations contained in these Conditions to the intent that these Conditions shall enure to the benefit of Holder;

(g) forthwith give written notice to the Holder immediately upon the occurrence of any condition or event that constitutes a Default or an Event of Default;

(h) forthwith give written notice to the Holder of any compliance and filing obligations that may be imposed on the Holder by any Governmental Authority in relation to any transactions contemplated under the Transaction Documents;

(i) execute and deliver upon the request of the Holder and at the Issuer’s expense, such additional documents, instruments and agreements as the Holder may require to carry out and give effect to the intent or provisions of the Notes and the other Transaction Documents and the transactions contemplated hereunder and thereunder;

(j) maintain its registration and good standing under the Applicable Laws of the jurisdiction of its incorporation;

(k) comply with the requirements of all Applicable Laws in relation to the conduct or operation of its business or the ownership or use of any of its assets or properties;

(l) obtain, comply with and maintain in full force and effect all the consents, permits, licences and approvals necessary for conducting of its major business and operations, for performing its obligations under the Transaction Documents, and to ensure the legality, validity, enforceability and admissibility in evidence in proceedings of any Transaction Documents; and

(m) file, within the times and within the manner prescribed by Applicable Laws, all Tax Returns which are required to be filed by it, with respect to its business or otherwise, which Tax Returns shall reflect accurately its liability for all Taxes for the periods covered thereby.

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9. Repayment and Redemption.

9.1 Repayment upon Maturity.

(a) Unless previously redeemed, converted or cancelled in accordance with these Conditions and provided otherwise, and subject to Condition 9.2(a), the Issuer shall redeem on the Maturity Date all the outstanding principal amount of the Notes in an amount equal to the aggregate of (i) the outstanding principal amount of the Notes; (ii) interest accrued and outstanding but not paid under Condition 6; and (iii) any Default Interest accrued and outstanding to the Holder (if any), taking into account all interest payment paid on the Notes prior to or on the date of such repayment in accordance with Condition 6; and (iv) any other payment accrued and outstanding to the Holder pursuant to these Conditions.

9.2 EOD Redemption. Upon the occurrence of any of the following events (“Event of Default”), the Issuer shall deliver the Holder a written notice describing the time and facts of such Event of Default (the “EOD Notice”) within seven (7) Business Days after the occurrence of such an Event of Default and the Holder shall be entitled to require, by lodging a Notice of Redemption in the form prescribed in Appendix I hereof (the “EOD Notice of Redemption”) at the address specified in Condition 17.1, the Notes registered in its name to be redeemed by the Issuer at the EOD Redemption Amount, which at the time of such EOD Notice of Redemption shall become immediately due and payable (for avoidance of doubts, the Holder shall have the right at any time after the occurrence of an Event of Default to deliver the EOD Notice of Redemption even without receipt of the EOD Notice and without subject to the said 7 Business Days’ notice period in relation to the EOD Notice). The Events of Default are:

(a) any failure by the Issuer to pay the principal, and/or any interest due and payable on the Notes or any other amount due and payable under the Notes on its due date in the manner specified in these Conditions;

(b) any breach or default of any obligations, covenants, undertakings or other terms under any of the Transaction Documents (other than breach or default provided in Conditions 9.3(a)) and such breach or default is incapable of remedy or, if capable of remedy, is not remedied in full within 30 Days from the date on which such breach or default occurs;

(c) the filing of a petition or any proceedings by or against any Group Company under any Applicable Law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of any Group Company; or the insolvency of any Group Company; or the making of a general assignment for the benefit of creditors by any Group Company or stops or threatens to cease to carry on all or any substantial part of its business;

(d) without prior written consent of the Holder, the Founders Chen Zhaohui or Peng Zhiping, together with Persons acting in concert with them, no longer, directly or indirectly, effectively hold the largest number of the Shares of the Issuer;

(e) without prior written consent of the Holder, the Issuer no longer control, directly or indirectly the Major Subsidiaries listed in Part III of Exhibit A (Parties) attached to the Notes Purchase Agreement, which shall include but not limited to the subsidiary companies listed in the latest audited consolidated financial statements of the Issuer and to be updated by the Issuer from time to time depending on developments of the business;

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(f) any failure by the Issuer to deliver the Conversion Shares as and when such Conversion Shares are required to be delivered following the conversion of the Notes or any failure by the Issuer to, or procure its share registrar to, register the Person designated in an Optional Conversion Notice as holder(s) of the relevant number of Shares in the Issuer’s share register;

(g) any breach of the covenants by any Covenantor under Section 6 of the Notes Purchase Agreement;

(h) any representation, warranty, certification or statement made by or on behalf of any Covenantor under any of the Transaction Documents shall become incorrect, misleading or false;

(i) any one or more events or changes shall have occurred that have caused or constitute or likely to cause or constitute, either in any case or in the aggregate, a Material Adverse Effect;

(j) any of the Transaction Documents shall be held in any judicial proceedings to be unenforceable or invalid, or not perfected, or cease or fail for any reason to be in full force and effect or to create or constitute an interest with the priority and effect required under such Transaction Document;

(k) it becomes illegal under any Applicable Law for any Covenantor to perform or comply with any one or more of its obligations under the Notes and/or under any other Transaction Documents or any enforceable final ruling is rendered by a competent court to the effect that any obligation under the Notes or under any other Transaction Documents is illegal or invalid;

(l) a distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any part of the property, assets or revenues of the Group Company with the value in excess of US$10,000,000 or the equivalent RMB and is not discharged or stayed within ten (10) days;

(m) (i) any other present or future indebtedness (whether actual or contingent) of the Group Company for or in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity by reason of any actual or potential default, event of default or the like (howsoever described) with the value in excess of US$10,000,000 or the equivalent RMB, or (ii) any such indebtedness with the value in excess of US$10,000,000 or the equivalent RMB is not paid when due or, as the case may be, within any applicable grace period, or (iii) the Group Company fails to pay when due any amount payable by it under any present or future guarantee for, or indemnity in respect of, any moneys borrowed or raised with the value in excess of US$10,000,000 or the equivalent RMB;

(n) an encumbrancer takes possession or an administrative or other receiver or an administrator or other similar officer is appointed of any part of the property, assets or revenues of the Group Company with the value in excess of US$10,000,000 or the equivalent RMB and is not discharged within ten (10) days;

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(o) the Issuer or any other Group Company becomes insolvent or bankrupt or is unable to pay its debts as they fall due (within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) or any Applicable Laws on insolvency or bankruptcy);

(p) any case, proceeding or other action being commenced by or against the Issuer or any other Group Company: (i) under any Applicable Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganisation or relief of debtors (collectively, “Bankruptcy Law”), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief to it or its debts; or (ii) seeking appointment of a liquidator, administrator, administrative receiver, receiver, trustee, assignee, custodian, conservator or other similar official (a “Custodian”) for it or for all or any part of its assets;

(q) the Issuer or any other Group Company, pursuant to or within the meaning of the Applicable Laws on insolvency or bankruptcy for the relief of debtors commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a Custodian, or initiates or consents to any proceedings relating to itself under any Applicable Law: (i) for a readjustment or deferment of its obligations or any part of them, (ii) makes or enters into a general assignment or an arrangement or composition with or for the benefit of its creditors, (vi) admits in writing that it is generally unable to pay its debts as they become due, or (vii) stops or threatens to cease to carry on its or any substantial part of its business, other than pursuant to a corporate restructuring approved by the Holder;

(r) a moratorium is agreed or declared in respect of any indebtedness of any Group Company or any Governmental Authority takes any step with a view to seizing, compulsorily purchasing or expropriating all or a substantial part of the undertaking, property or assets of any Group Company;

(s) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Issuer or any other Group Company in an involuntary case, (ii) appoints a Custodian of the Issuer or any other Group Company, or

(iii) orders the liquidation or provisional liquidation of the Issuer or any other Group Company;

and

(t) any Group Company ceases to carry on its major business which it carries on as of the Closing Date.

10. Taxes and Payments.

10.1 No Withholdings. The Issuer shall be responsible for payment of all stamp duty, issue and registration duties (if any) and other taxes levied anywhere other than in Hong Kong arising on the issue or any conversion of the Notes and shall upon demand indemnify the Holder of any such payment incurred by the Holder. The Issuer and the Holder shall equally share the payment of all stamp duty, issue and registration duties (if any) and other taxes levied in Hong Kong arising on the issue or any conversion of the Notes. Subjected to the preceding sentence, all payments by the Issuer hereunder shall be made in US$ in immediately available funds free and clear of any withholdings or deductions for any present or future taxes, imposts, levies, duties or other charges. In the event that the Issuer is required to make any such deduction or withholding from any amount paid, the Issuer shall pay to the Holder such additional amount as shall be necessary so that the Holder continues to receive a net amount equal to the full amount which the Holder would have received if such withholding or deduction had not been made.

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10.2 Payments. All payments by the Issuer pursuant to these Conditions shall be received by the Holder not later than 4:00 p.m. (Hong Kong time) on the due date, by remittance to such US$ bank account in Hong Kong or elsewhere as the Holder shall notify the Issuer from time to time but in any event at least two (2) Business Days prior to the due date or, if the Holder so requests, by cashiers order or other cleared funds. All payments on or in respect of the Notes or the Indebtedness evidenced hereby shall be made to the Holder in immediately available and freely transferable Hong Kong Dollars.

10.3 Due Date for Payment. If the due date for payment of any amount in respect of the Notes is not a Business Day, the Holder shall be entitled to payment on the next following Business Day in the same manner but shall not be entitled to be paid any interest in respect of any such delay. However, if the due date is the last day in that calendar month and that day is not a Business Day, the payment date shall be the immediately preceding Business Day.

11. Conversion

11.1 Automatic Conversion.

(a) In the event that any of the following events (each, an “ Event of Automatic Conversion”) occurs, all the outstanding Notes held by the Holder shall be automatically converted into Shares of the Issuer in accordance with conversion procedures set out in Condition 11.3(a):

(i) the Issuer having received a New Qualified Financing with at least 20% of the committed investment amount of the New Qualified Financing has been paid to the Issuer’s designated bank account and the Issuer having delivered to the Holder with satisfactory evidence of such New Qualified Financing which includes without limited the executed financing documents and the record of such payments, have been delivered to the Holder;

(ii) the Issuer having attained an cumulative consolidated income of the Group Companies for any consecutive 12 months since January 2017 of not less than RMB 500 million, as determined in financial report issued by a Qualified Accounting Firm and the Issuer having provided the Holder with a certified true copy of such financial report; or/and

(iii) the Issuer having delivered to the Holder an executed initial public listing sponsor agreement or other similar agreements agreed by the Holder (the “Sponsor Agreement”) in relation to the initial public listing application of the Issuer by the end of the Latest Audit Year and having given at least 30 Business Days’ written notice to the Holder prior to the issuance of the Automatic Conversion Notice.

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(b) The number of Conversion Shares to be issued on conversion of the Notes under this Condition 11.1 will be determined by dividing (i) the aggregate of (A) the outstanding principal amount of all the Notes and (B) the accrued and unpaid interest on all the outstanding Notes by (ii) the Conversion Price in effect on the date of the Automatic Conversion Notice. For the avoidance of doubt, upon the issuance of the Automatic Conversion Notice (as defined as below), the accrued interest, to the extent being paid in cash to the Holder by the Issuer if it is mutually agreed by the Issuer and the Holder, will not form part of the amount referred to in Condition 11.1(b) item (i) (B) of the formula above for the purpose of determination of Conversion Shares.

11.2 Optional Conversion.

(a) Subject to the provision of Condition 11.1 above, at any time after the Closing Date and prior to the Maturity Date, the Holder shall have the right (but not the obligation) to elect to convert the Notes in whole or in part and all interest accrued and unpaid on such Notes into Conversion Shares.

(b) The number of Conversion Shares to be issued on conversion of the Notes will be determined by dividing (i) the aggregate of (A) the principal amount of the Notes to be converted and (B) the accrued and unpaid interest on the Notes to be converted by (ii) the Conversion Price in effect on the Conversion Date. For the avoidance of doubt, upon the issuance of the Optional Conversion Notice (as defined as below), the accrued interest, to the extent paid in cash to the Holder by the Issuer at the mutual agreement of the Issuer and the Holder, will not form part of the amount referred to in Condition 11.2(b) item (i) (B) of the formula above for the purpose of determination of Conversion Shares.

11.3 Conversion Procedures.

(a) Concurrently with the occurrence of any Event of Automatic Conversion set forth in Condition 11.1, the Issuer shall deliver a written notice in the form prescribed in APPENDIX II attached hereof (the “Automatic Conversion Notice”) to the Holder which shall stipulate the amount of the Notes to be converted, the Conversion Price to be applied and the description of the Event of Automatic Conversion, together with any documentary evidence relating to the occurrence of the said Event of Automatic Conversion. The Conversion Date shall be the date of the Automatic Conversion Notice to be issued by the Issuer. The Issuer shall on the Conversion Date enter the particulars of the Holder or a person designated by the Holder in the Issuer’s register of member as holder(s) of the relevant number of Shares and will make such certificate or certificates available for collection at a place in Hong Kong or, if so requested by the Holder, mail such certificate or certificates to the designated address of the Holder. In the event that the Issuer fails to complete such registration within five (5) Business Days after the Conversion Date following the issue of the Automatic Conversion Notice, unless otherwise agreed by the Holder, the Issuer shall be deemed to have withdrawn the Automatic Conversion Notice which, the Issuer and the Holder agree, shall at no time be considered as having any legal effect on the Holder.

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(b) Under Condition 11.2 hereof, the Holder shall complete, execute and deposit at the office of the Issuer a written notice in the form prescribed in Appendix III hereof (the “Optional Conversion Notice”), together with the relevant Certificate, which shall stipulate the amount of the Notes in respect of which the right of conversion is being exercised. The Conversion Date shall be five (5) Business Days from (and including) the date of the Optional Conversion Notice. The Issuer shall on the Conversion Date, enter the particulars of the Holder or a person designated by the Holder for the purpose in the Optional Conversion Notice in the Issuer’s register of member as holder(s) of the relevant number of Shares and will make such certificate or certificates available for collection at a place in Hong Kong or, if so requested in the relevant Conversion Notice, mail such certificate or certificates to the person and at the place specified in the Conversion Notice. In the event that the Issuer fails to complete such registration on the Conversion Date, unless otherwise agreed by the Holder, the Holder shall be deemed to have withdrawn the exercise of the Conversion Right and the Optional Conversion Notice on the date immediately prior to the Conversion Date. If applicable, the Issuer shall also on or prior to the Conversion Date, issue a new Certificate to the relevant Holder in respect of the balance of the Notes the Conversion Rights of which have not been exercised under Condition 11.2.

11.4 If the Conversion Date in relation to any Notes shall be on or after the Record Date for any issue, distribution, grant, offer or other event that gives rise to the adjustment of the Conversion Price pursuant to Condition 12 but before the relevant adjustment becomes effective under the relevant Condition, upon the relevant adjustment becoming effective the Issuer shall procure the issue to the converting Holder, such additional number of Shares as is, together with Shares to be issued on conversion of the Notes, equal to the number of Shares which would have been required to be issued on conversion of such Notes if the relevant adjustment to the Conversion Price had been made and become effective on or immediately after the relevant Record Date.

11.5 If the Record Date for the payment of any dividend or other distribution in respect of the Shares is on or after the date on which the Conversion Notice is lodged in respect of any Notes, but before the Conversion Date (disregarding any retroactive adjustment of the Conversion Price referred to in Condition 12 prior to the time such retroactive adjustment shall have become effective), the Issuer will calculate and pay to the converting Holder an amount in US dollars equal to such dividend or other distribution to which it would have been entitled had it on that Record Date been such a shareholder of record and will make the payment at the same time as it makes payment of the dividend or other distribution, or as soon as practicable thereafter, but, in any event, not later than three Business Days thereafter.

11.6 Shares issued upon conversion shall rank paripassu in all respects with all other existing Shares outstanding at the date of the Conversion Date and all Conversion Shares shall be entitled to rights to participate in all dividends and other distributions the Record Date of which falls on or after the Conversion Date.

11.7 No fractional Shares shall be issued upon conversion of the Notes, and the number of the Shares to be so issued to the Holder upon conversion of such Notes (after aggregating all fractional Shares that would be issued to such Holder) shall be rounded to the nearest whole share (with one-half being rounded upward).

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11.8 All Notes which are converted in accordance with these Conditions will forthwith be cancelled and may not be reissued.

12. Adjustment in Conversion Price

12.1 The Conversion Price and the number and kind of the securities or properties to be issued upon conversion of Notes pursuant to this Condition 12 shall be subject to adjustment from time to time as follows:

(a) Adjustment for Splits, Dividends, Recapitalizations, etc. If and whenever there shall be an alteration to the nominal value of the Equity Securities as a result of any dividend, share split, reverse split, reclassification, recapitalization, consolidation, subdivision, bonus issue or other similar event affecting the number of outstanding shares of Conversion Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such alteration by the following fraction:

    A

B

Where:

A is the nominal amount of Equity Securities (calculated on the basis that the Equity Securities are converted to Ordinary Shares and fully diluted) of the Issuer immediately before such alteration; and

B is the nominal amount of Equity Securities (calculated on the basis that the Equity Securities are converted to Ordinary Shares and fully diluted) of the Issuer immediately after such alteration.

Such adjustment shall become effective on the date the alteration takes effect.

(b) Adjustment for Other Dividends and Distributions. If and whenever the Issuer shall make or issue, or shall fix a Record Date for the determination of eligible holders entitled to receive, a dividend or other distribution that is payable in (a) securities of the Issuer, or (b) assets, including cash, then, and in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue by the following fraction:

      A-B

A

Where:

A is the current price of one Ordinary Share of the Issuer on the date on which the Capital Distribution is announced; and

B is the fair market value on the date of such announcement, as determined in good faith by any Qualified Accounting Firm, of the portion of the Capital Distribution attributable to one Ordinary Share.

Such adjustment shall become effective on the date of issue of such Equity Securities or if a Record Date is fixed thereof, immediately after such record date.

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(c) Adjustment for Dilutive Issuance.

(i) In the event the Issuer shall at any time after the Closing Date issue any new Equity Security, without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to as of the date of such issue an amount equal to the per share price of such new Equity Securities.

(ii) Deemed Issuances of Shares. In the case of the issuance of options to purchase or rights to subscribe for Shares or Equity Securities, or options to purchase or rights to subscribe for such Equity Securities (such, options, securities or rights, the “Option”), the following provisions shall apply for all purposes hereof:

A.

The aggregate maximum number of Shares deliverable upon exercise of Option shall be deemed to have been issued at the time such Option were issued, and for a consideration equal to the consideration, if any, received by the Issuer upon the issuance of such Option, plus the minimum exercise price provided in such Option for the Shares covered thereby.

B.

In the event of any change in the number of Shares deliverable, or in the consideration payable to the Issuer upon exercise of such Option, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such Option, be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Shares or any payment of such consideration upon the exercise of any such Option.

C.

Upon the expiration or termination of any such Option, the Conversion Price of the Note shall, to the extent in any way affected by or computed using such Option, be recomputed to reflect the issuance of only the number of Shares actually issued upon the exercise of such Option.

(iii) Determination of Consideration. In the case of the issuance of Shares for cash, the consideration shall be deemed to be the amount of cash received by the Issuer. In the case of the issuance of the Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof, as determined by the board of directors of the Issuer and agreed by the Holder irrespective of any accounting treatment.

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12.2 Where more than one event which gives, or may give, rise to an adjustment to the Conversion Price occurs within such a short period of time that, under the requirement from the Holder, in the opinion of the Qualified Accounting Firm the foregoing provisions would need to be operated subject to some modification in order to give the intended result, such modification shall be made to the operation of the provisions of Condition 12.1 as may be advised by the Qualified Accounting Firm to be in their opinion appropriate in order to give such intended result.

12.3 Any adjustment to the Conversion Price shall not involve an increase in the Conversion Price. If an adjustment is not made to the Conversion Price because it would reduce it below the then par value of each Conversion Share and such par value is subsequently reduced then any adjustment not previously made shall be immediately made to the Conversion Price on such reduction in par value but only to the extent that such adjustment will not reduce the Conversion Price below the newly reduced par value. Where an adjustment would reduce the Conversion Price to below the par value of each Conversion Share the Conversion Price shall be reduced to such par value subject to the provisions of this Condition.

12.4 On any adjustment, the resultant Conversion Price shall be rounded down to the nearest U.S. cent but no adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one cent. Any adjustment not required to be made, and any amount by which the Conversion Price has not been rounded down shall be carried forward and taken into account in any subsequent adjustment.

12.5 Upon any adjustment in the Conversion Price, the Issuer shall promptly and in any event no later than three (3) Business Days following any of the adjustment event, give the Holder a certificate, signed by a director of the Issuer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price in effect prior to the adjustment, the Conversion Price then in effect following such adjustment and the effective date thereof.

12.6 The form of the Notes need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Shares issuable upon its conversion.

13. Transfer and Certificates.

13.1 Freely Transferrable. The Notes are freely transferrable (in whole or in part) by the Holder to its Affiliates subject to compliance with all Applicable Laws. Any transfer of the Notes may be in respect of the whole or any part of the outstanding principal amount of the Notes. No consent of the Issuer is required for any transfer of the Notes. Upon the completion of such transfer, the transferring Holder shall procure the transferee of the Notes to execute a Deed of Adherence in the form attached as Part VII of EXHIBIT G (Forms) to the Notes Purchase Agreement.

13.2 Notes Register. The Issuer shall maintain outside of Hong Kong or any jurisdiction that imposes stamp duty or Taxes on transfer of the Notes a register (the “Register”) that provides a full and complete record of the names of the Holder, the conversion, the Conversion Price as adjusted in accordance with these Conditions from time to time, cancellation and destruction of the Notes, replacement Notes issued in substitution for any defaced, lost, stolen or destroyed Notes, the details and addresses of the Holder from time to time, and the particulars of the Notes held by each Holder, and particulars of all transfers of the Notes. The Holder or its representative may inspect the Register at any time during normal business hours or may require that the Issuer (at its expense) provides to the Holder either details of the Notes then outstanding or a certified true copy of the Register.

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13.3 Form of Transfer. Subject to Condition 13.1, the Notes may be transferred in whole or in part by delivering the Certificate issued in respect of it, with a transfer form in the form prescribed in Appendix IV hereof (the “Transfer Form”) duly completed, stamped and signed, to the address referred to in Condition 16, whereupon the Issuer will, within five (5) Business Days of such delivery, issue (a) new Certificate(s) which will be made available for collection at the address referred to in Condition 16 or, if so requested in the Transfer Form, be mailed by registered mail (free of charge to the Holder), to the address specified in the Transfer Form. No transfer of the Notes will be valid unless and until such transfer has been entered on the Register.

13.4 Cancellation of Certificate. Any Certificate delivered in respect of the Notes for the purposes of its transfer pursuant to Condition 13.3 will be cancelled forthwith upon issue of a new Certificate(s) pursuant to Condition 13.3.

13.5 New Certificate for Partial Transfer. Where some but not all of the Notes in respect of which a Certificate is issued are to be transferred, a new Certificate in respect of the Notes not so transferred, will, within five (5) Business Days of delivery or surrender of the original Certificate to the Issuer be made available for collection at the address referred to in Condition 16 or, if so requested in the Transfer Form, be mailed (free of charge to the Holder), to the address specified in the Transfer Form.

13.6 Costs. Registration of transfers of Notes will be effected without charge by or on behalf of the transferor. Any Tax, stamp duty, levy or other costs and expenses (including legal costs) which may be incurred in Hong Kong in connection with any transfer of the Notes or any request therefor shall be borne equally by the transferor and the transferee. Any Tax, stamp duty, levy or other costs and expenses (including legal costs) which may be incurred other than in Hong Kong in connection with any transfer of the Notes or any request therefor shall be fully borne by the Issuer.

13.7 Certificates. Every Holder will be entitled to (a) Certificate(s) in the form or substantially in the form referred to in the Notes Purchase Agreement. All Certificates shall be issued under the common seal of the Issuer. Notwithstanding anything to the contrary herein, the Issuer shall comply with the provisions of the Certificates and these Conditions in all respects and the Notes shall be held subject to such provisions and Conditions which shall be binding upon the Issuer and the Holder and all persons claiming through or under them respectively.

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13.8 Acknowledgement as to Covenants. The Issuer hereby acknowledges and covenants that the benefit of the covenants, obligations and conditions on the part of or binding upon it contained in the Notes and these Conditions shall enure to each and every Holder.

14. Enforcement of Rights. Save as expressly provided for in the Conditions, each Holder shall be entitled severally to enforce the covenants, obligations and conditions on the part of or binding upon the Issuer contained in the Notes and these Conditions against the Issuer insofar as each such Holder’s Notes are concerned, without the need to join the allottee of any such Notes or any intervening or other Holder in the proceedings for such enforcement. Save as expressly provided for in the Notes and subject to the other Conditions, at any time after any payment in relation to any Notes has become due and payable or any obligation of the Issuer has not been performed in accordance with these Conditions, the Holder may, at its discretion and without further notice, take such proceedings as it may think fit to enforce payment of the amount due and payable to it in respect of the Notes held by it and to enforce the provisions of the Notes held by it and these Conditions.

15. Replacement Notes.

15.1 Lost or Mutilated Certificate. If the Certificate for the Notes is lost or mutilated the Holder shall forthwith notify the Issuer and a replacement Certificate for the Notes shall be issued if the Holder provides the Issuer with: (a) the mutilated Certificate for the Notes; and (b) a declaration by the Holder or an officer of the Holder that the Notes had been lost or mutilated (as the case may be) or other evidence that the Certificate for the Notes had been lost or mutilated.

15.2 Cancellation. Any Certificate for the Notes replaced in accordance with this Condition shall forthwith be cancelled. All administrative costs and expenses associated with the preparation, issue and delivery of a replacement Certificate for the Notes shall be borne by the Issuer.

16. Relevant Address in Hong Kong.

The address for the deposit of a Transfer Form, for presentation and surrender of the Notes and for all such other purposes as are so specified in these Conditions will be:

Attention: Gao Wen (高文)

Address: Unit O-P 6F, Wai Cheung Industrial Centre, 5 Shek Pai Tau Road, Tuen Mun, NT, Hong Kong

Email: *****

Tel: *****

or such other address in Hong Kong as may be notified by the Issuer to the Holder in writing from time to time in accordance with Condition 17.1.

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17. Notice.

17.1 Format of Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered mail (postage prepaid, return receipt requested), to the respective Parties at the addresses set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Condition 17).

To the Holder:

Address and Fax as shown in the Register

To the Issuer:

Address:   3/F, Block A, Tower 1 of Software Industry Base, No. 85 Xuefu Road, Nanshan District, Shenzhen(深圳市南山区学府路85号软件产业基地1栋A座3层)

Fax:          *****

Attn:         Shi Yimeng (石义猛)

17.2 Deemed delivery of notice.

Unless there is evidence that it was received earlier, a notice is deemed to have been duly given if: (a) delivered personally, when left at the address specified in Section 8.5(i); (b) sent by a courier, at 5:00 p.m. local time in the place of receipt on the 3rd Business Day after (but excluding) the date of posting (at the place of posting); or (c) if given or made by facsimile, immediately after it has been despatched with a confirmation that all pages have been transmitted except where despatch is not on a Business Day.

Notwithstanding the foregoing a notice that is deemed to be received after 5:00 p.m. local time at the place of receipt on any day, or on a day which is not a Business Day, shall be deemed to be received at 9:00 a.m. local time at the place of receipt on the next Business Day

17.3 Proof of service. In proving service of a communication, it shall be sufficient to show that delivery by hand was made or that the envelope containing the communication was properly addressed and posted as a pre-paid letter or that the facsimile transmission was despatched and a confirmatory transmission report or other acknowledgment of good receipt was received.

18. Governing Law. The Notes and the Conditions shall be governed by and construed in accordance with the laws of Hong Kong.

19. Amendments. Any term of the Notes may only be amended with the written consent of the Issuer and the Holder. Any amendment or waiver effected in accordance with this Condition 19 shall be binding upon the Issuer and the Holder(s).

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20. Confidentiality.

20.1 Except as may be required by Applicable Laws, none of the parties hereto shall disclose to any third party the Conditions or the transactions contemplated hereby (“Confidential Information”) without prior approval by the other parties hereto.

20.2 Notwithstanding anything to the contrary contained herein, the Holder shall have the right to disclose:

(a) any Confidential Information to the Holder’s Affiliate, the Holder’s and/or its fund manager’s and/or its Affiliate’s legal counsel, fund manager, auditor, insurer, accountant, consultant, creditor, clients or to an officer, director, general partner, limited partner, fund manager, shareholder, investor, bona fide potential investor, counsel or advisor, or employee of such investor and/or any of its Affiliate; provided, however, that any such Person shall be advised of the confidential nature of the Confidential Information;

(b) any information for fund and inter-fund reporting purposes;

(c) any information as required by Applicable Laws, Governmental Authorities, legal process and/or exchanges;

(d) any information to bona fide prospective purchasers/investor of the Notes, any share, security or other interests in the Issuer,

(e) any information to the transferee or assignee of the Notes, and/or

(f) any information contained in press releases or public announcements of the Issuer.

20.3 Except as set forth in Condition 20.1 and Condition 20.2 above, in the event that any party is requested or becomes legally compelled (including without limitation, pursuant to any Applicable Laws in relation to Tax, securities or otherwise) to disclose any Confidential Information, such party (the “Disclosing Party”) shall to the extent permitted by Applicable Laws provide the other parties hereto with prompt written notice of that fact and shall consult with the other parties hereto regarding such disclosure. At the request of the other parties hereto, the Disclosing Party shall, to the extent reasonably possible and with the cooperation and reasonable efforts of the other parties hereto, seek a protective order, confidential treatment or other appropriate remedy. In any event, the Disclosing Party shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to such information.

20.4 Notwithstanding any other provision of this Condition 20, the confidentiality obligations of the parties hereto under this Condition 20 shall not apply to: (a) information which a restricted party learns from a third party having the right to make the disclosure, provided the restricted party complies with any restrictions imposed by the third party; (b) information which is rightfully in the restricted party’s possession prior to the time of disclosure by the protected party and not acquired by the restricted party under a confidentiality obligation; (c) information which was in the public domain or otherwise known to the restricted party before it is furnished to it by another party hereto or, after it is furnished to that restricted party, enters the public domain without breach by that restricted party of this Condition 20; (d) information disclosed by any director or observer of the Issuer to its appointer or any of its Affiliates or to any Person to whom disclosure would be permitted in accordance with the foregoing provisions of this Condition 20; or (e) information which a restricted party develops independently without reference to the Confidential Information.

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21. Waiver; Severability. No failure or delay by the parties hereto to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. Each and all of the various rights, powers and remedies of a party will be considered to be cumulative with and in addition to any other rights, powers and remedies which such party may have at law or in equity in the event of the breach of any of the Conditions. The provisions of the Conditions are severable and if anyone provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction.

22. Independent Legal Advice. The Issuer agrees and acknowledges that (a) it was afforded sufficient opportunity to obtain independent legal advice regarding the Notes and the transactions contemplated under the other Transaction Documents; and (b) it fully understands all of the terms, conditions, restrictions and provisions set forth in the Notes and the other Transaction Documents and the obligations and liabilities thereof, and that each such term, condition, restriction and provision is fair and reasonable with respect to the subject matter thereof.

23. No Presumption. The Issuer agrees and acknowledges that any Applicable Law that would require interpretation of any claimed ambiguities in the Notes against the party that drafted it has no application and is expressly waived. If any claim is made by the Issuer relating to any conflict, omission or ambiguity in the provisions of the Notes, no presumption or burden of proof or persuasion will be implied because the Notes were prepared by or at the request of that party or its counsel.

24. Dispute Resolution.

24.1 Each party agrees that any legal action or proceeding arising out of or relating to the Notes may be brought in the courts of Hong Kong and irrevocably submits to the non-exclusive jurisdiction of such courts, provided that the Issuer agrees that it may only commence proceedings arising out of or relating to the Notes in the courts of Hong Kong.

24.2 Nothing herein shall limit the right of the Holder to commence any legal action against the Issuer and its property in any other jurisdiction or to serve process in any manner permitted by Applicable Laws, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

24.3 The Issuer irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of Hong Kong as the venue of any legal action arising out of or relating to the Notes and any claim that any such legal action has been brought in an inconvenient or inappropriate forum. The Issuer also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its Indebtedness.

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24.4 The Issuer consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

24.5 To the extent that the Issuer may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to the Notes, to claim for itself or its assets any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set off, banker’s lien, counterclaim or any other legal process or remedy with respect to its obligations under the Notes and/or to the extent that in any such jurisdiction there may be attributed to the Issuer, any such immunity (whether or not claimed), the Issuer hereby to the fullest extent permitted by Applicable Laws irrevocably agrees not to claim, and hereby to the fullest extent permitted by Applicable Laws waive, any such immunity.

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APPENDIX I

FORM OF EOD NOTICE OF REDEMPTION

US$[●]

NOTES DUE 2020 (the “NOTES”)

TO:	[ ]

(the “Issuer”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Issuer, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We hereby give notice that an Event of Default has occurred.

We, being the registered holder(s) of the Notes represented by the attached Certificate, hereby give notice that we exercise our option to redeem such Notes pursuant to Condition 9.2 and require the Issuer to repay the EOD Redemption Amount, on [●] in accordance with the Conditions.

We require you to pay to us in the manner authorized below the moneys to which we are entitled pursuant to this EOD Notice of Redemption.

We authorize and request you to pay the said sum by telegraphic transfer to the bank account(s) set out below:

[Insert bank account(s) details]

Name of Holder:	Date:

Address:	Tel. No:

Signature:	Fax No:

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APPENDIX II

FORM OF AUTOMATIC CONVERSION NOTICE

US$[●]

NOTES DUE 2020

(the “NOTES”)

TO:	[ ]

(the “Holder”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Holder, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We, being the Issuer of the Notes, hereby give notice to the Holder that pursuant to and in accordance with Condition 11.1, the following Event of Automatic Conversion has occurred. Therefore, all of the outstanding principal amount of the Notes held by the Holder together with accrued and unpaid interest on all the outstanding Notes shall be converted in accordance with Condition 11.3(a).

Description of Event of Automatic Conversion: [●] (documentary evidence relating to the Event of Automatic Conversion is attached to this notice)

Conversion Price: US$[●]

Total number of Shares to be issued upon conversion: [●] Shares.

We request the Holder to deliver the Certificate(s) in respect of the Notes held by the Holder by the end of [●] to our address referred to in Condition 17.

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We undertake to issue the Conversion Shares to the Holder and to update our register of members to show the Holder as holder(s) of the relevant number of the Conversion Shares in accordance with the Conditions.

[●]

Name of Issuer:	Date:

Address:	Tel. No:

Signature:	Fax No:

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APPENDIX III

FORM OF OPTIONAL CONVERSION NOTICE

US$[●]

NOTES DUE 2020

(the “NOTES”)

TO:	[ ]

(the “Issuer”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Issuer, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We, being the registered holder(s) of the Notes represented by the attached Certificate, hereby give notice that we exercise our Conversion Rights pursuant to and in accordance with Condition 11.2 to convert, together with the accrued and unpaid interest, [all of the outstanding principal amount of the Notes] [such principal amount of the Notes equal to US$[●] into Conversion Shares at the applicable Conversion Price.

Total number of Shares to be issued upon conversion: [●] Shares.

We request the Issuer to:

(a)	issue the Conversion Shares to us in accordance with the Conditions, and to enter particulars into the register of members of the Issuer to show us as holder(s) of the relevant number of Shares; and

(b)	[issue a new Certificate to us in respect of the balance of the Notes the Conversion Rights of which have not been exercised under this Optional Conversion Notice,]

and to make the above certificate(s) available for collection at:

(i)	a place in Hong Kong or,

(ii)	if an address is identified below the Holder’s signature, mail such certificate(s) to the Holder at the address specified below.

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Name of Holder:	Date:

Address:	Tel. No:

Fax No:

Signature:

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APPENDIX IV

FORM OF TRANSFER FORM

INSTRUMENT OF TRANSFER

in relation to Notes (the “ Notes”) issued by

[ ]

on [●]

FOR VALUE RECEIVED [Name of transferor] hereby transfers to:

[Name of transferee], a company incorporated in [●] whose registered office is situated at [●]

US$[●] principal amount of the Notes in respect of which the attached Certificate(s) is/are issued, and all rights in respect thereof.

All payments in respect of the Notes hereby transferred are to be made by cashier order (unless otherwise instructed by the transferee).

The address of the transferee for the purposes of Condition 17 of the Terms and Conditions in relation to the Notes is [that stated above] / [__________________________________].

Date:

Signed by	)

for and on behalf of [transferor]	)

in the presence of:	)

Signed by	)

for and on behalf of [transferee]	)

in the presence of:	)

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[•], 2017

NOTES CERTIFICATE

Certificate No._________________________                                                              Principal Amount: US$25,000,000

UCLOUDLINK GROUP INC.

(the “Issuer”)

(an exempted company incorporated with limited liability under the laws of Cayman Islands)

US$25,000,000

8.0 per cent. Convertible Notes due 2020

THIS NOTES CERTIFICATE (the “Certificate”) represents in aggregate principal amount of US$25,000,000 convertible notes due 2020 (the “Notes”) of the Issuer, duly issued pursuant to the memorandum and articles of association of the Issuer, the Notes Purchase Agreement (the “Notes Purchase Agreement”) dated [●], 2017 entered into by and among the Issuer, Hai Tong Asset Management (HK) Limited (acting on behalf of and for the account of Haitong Freedom Multi-Tranche Bond Fund), Haitong International Investment Fund SPC (acting on behalf of and for the account of Haitong International Investment Fund SPC – Fund I SP) and other parties thereto and a resolution of the board of directors of the Issuer passed on [●].

The Issuer promises to pay to the holder of the Notes in respect of which this Certificate is issued the interest accrued at the rate of 8.0 per cent. per annum and principal that shall become due and repayable in respect of the Notes.

THIS IS TO CERTIFY that Haitong International Investment Fund SPC (acting on behalf of and for the account of Haitong International Investment Fund SPC – Fund I SP), whose registered office is at 22/F, Li Po Chun Chambers, 189 Des Voeux Road, Central, Hong Kong, is the registered holder of the Notes of the principal amount stated above. The Notes are issued subject to and with the benefit of the attached terms and conditions (the “Conditions”) which are deemed to be part of it. The Conditions are binding on both the holder of the Notes and the Issuer. The Issuer undertakes (both to the holder of the Notes and to any lawful transferee thereof pursuant to Condition 13) to perform its obligations in accordance with the provisions of the Conditions.

This Certificate is governed by and shall be construed in accordance with the laws of Hong Kong.

The Holder is entitled to all of the benefits of the Notes and may enforce the agreements contained herein and exercise the remedies provided for hereby or otherwise available in respect hereof, all in accordance with the terms hereof.

Note: The Notes cannot be transferred by delivery and are only transferable to the extent permitted by Condition 13. This Certificate must be delivered to the Issuer for cancellation and reissue of an appropriate certificate in the event of any such transfer.

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EXECUTED AS A DEED by:	)
UCLOUDLINK GROUP INC. on	)
)
)
The Common Seal is affixed in	)
accordance with its articles of	)
associations in the presence of:	)
)
)
)
	)	Signature of authorized person
	)	Director
	)	Office held
)
)
	)	Name of authorized person
)

Witness Signature:

Name:

Address:

Occupation:

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TERMS AND CONDITIONS

1. Definitions and Interpretation.

1.1 Definitions. Unless defined hereunder or the context otherwise expressly requires, words and expressions used in these Conditions shall have the same meaning as given to them in the Notes Purchase Agreement. In addition, the following terms shall have the following meanings when used in these Conditions:

“Automatic Conversion” means the conversion of all of the Notes set forth in Condition 11.1 upon the occurrence of the Events of Automatic Conversion.

“Automatic Conversion Notice” has the meaning set forth in Condition 11.3(a) hereof.

“Bankruptcy Law” has the meaning set forth in Condition 9.2(p) hereof.

“Capital Distribution” means (i) any distribution of assets in specie by the Issuer for any financial period whenever paid or made and however described (and for these purposes a distribution of assets in specie includes without limitation an issue of shares or other securities credited as fully or partly paid (other than Shares credited as fully paid by way of capitalisation of reserves); and (ii) any cash dividend or distribution of any kind by the Issuer for any financial period.

“Confidential Information” has the meaning set forth in Condition 20.1 hereof.

“Conversion Date” means, in relation to any of the Notes, the date on which the Notes are converted into the Conversion Shares in accordance with these Conditions.

“Conversion Price” means the price per Share which is determined by dividing (i) the Specific Pre-money Valuation (as of the date immediately before the issuance of this Notes) by (ii) the aggregate number (as of the date immediately before the issuance of this Notes) of the Equity Securities (as defined below) outstanding and issued by the Issuer subject to adjustment in accordance with the provisions of Condition 12, which is as of the Closing Date USD 40.7719 per Share on fully diluted basis.

“Conversion Rights” means the rights provided under these Conditions and attached to each Note to convert the principal amount or a part thereof into the Conversion Shares.

“Conversion Shares” means the Shares to be issued by the Issuer pursuant to these Conditions upon conversion of the Notes.

“Custodian” has the meaning set forth in Condition 9.2(p) hereof.

“Day Count Fraction” means in respect of any period, the actual passing days divided by 360.

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“Default” means an Event of Default or any event or circumstance which would (with the expiry of any grace period, the giving of notice, the making of any determination or a combination thereof) be an Event of Default.

“Default Interest” has the meaning set forth in Condition 7.1 hereof.

“Disclosing Party” has the meaning set forth in Condition 20.3 hereof.

“EOD Notice” has the meaning set forth in Condition 9.2 hereof.

“EOD Notice of Redemption” has the meaning set forth in Condition 9.2 hereof.

“EOD Redemption Amount” means, upon early redemption of the Notes due to occurrence of any Event of Default, the amount payable by the Issuer to the Holder in respect of the outstanding principal amount of the Notes on the date of such redemption, being the aggregate of:

(a) principal amount of all the Notes then outstanding;

(b) interest accrued and outstanding under Condition 6 hereof;

(c) any Default Interest accrued and outstanding to the Holder; and

(d) any other payment accrued and outstanding to the Holder pursuant to these Conditions.

“Equity Securities” means, with respect to any Person, such Person’s share capital, capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such share capital, capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interest (whether or not such derivative securities are issued by such Person) and “Equity Security” shall be construed accordingly

“Event of Automatic Conversion” has the meaning set forth in Condition 11.1 hereof and “Events of Automatic Conversion” shall be construed accordingly.

“Event of Default” has the meaning set forth in Condition 9.2 hereof and “Events of Default” shall be construed accordingly.

“Holder” means any person who is the registered holder of any Notes then outstanding and “Holders” shall be construed accordingly.

“Interest” has the meaning set forth in Condition 6.1 hereof.

“Interest Payment Date” has the meaning set forth in Condition 6.2 hereof.

“Issuer” has the meaning set forth in the Preamble.

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“Latest Audit Year” means the last financial year before the Issuer’s submission of initial public offering application. For example, if the Issuer submits initial public offering application at any time in 2019, 2018 shall be the Latest Audit Year.

“Maturity Date” has the meaning set forth in Condition 5 hereof.

“Notes” has the meaning set forth in the Preamble hereof.

“New Qualified Financing” means any financing obtained by the Issuer involving the issuance of additional Equity Securities of the Issuer meeting the requirements of the Specific Investment Amount and the Specific Investment Valuation. For the avoidance of doubt, such financing shall not include the issuance of the Warrant Notes and the additional issuance of Additional Equity Securities as defined under Section 2.3 of the Notes Purchase Agreement.

“Option” has the meaning set forth in Condition 12.1(c)(ii) hereof.

“Optional Conversion” means the conversion of any or all of the Notes set forth in Condition 11.2.

“Optional Conversion Notice” has the meaning set forth in Condition 11.3(b) hereof.

“Qualified Accounting Firm” means any of Price Waterhouse Coopers, Deloitte Touche Tohmatsu, Klynveld Peat Marwick Goerdeler, Ernst & Young or another accounting firm recognized by the Holder.

“Record Date” means the date the relevant event occurs or, if the shareholders of the Issuer are entitled to participate in such event at an earlier record date, such earlier record date.

“Register” has the meaning set forth in Condition 13.2 hereof.

“Shares” means the Issuer’s Ordinary Shares with par value US$0.001 each.

“Specific Investment Amount” means with respect to any new financing (other than the issuance of the Warrant Notes and the additional issuance of Additional Equity Securities as defined under Section 2.3 of the Note Purchase Agreement), the investment amount is no less than US$50 million, or such other amount as agreed by the Holder.

“Specific Investment Valuation” means with respect to the valuation of the Issuer immediately prior to any New Qualified Financing by (a) strategic investors approved by the Holder: US$700 million or more; or (2) non-strategic investors: US$800 million or more .

“Specific Pre-money Valuation” means the pre-money valuation of the Issuer being US$520 million (as adjusted for any share splits, share consolidation, share dividends, restructuring, merge, reclassification of shares, adjustment of capital structure, issuance of new shares or subscription of options or the like).

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“Sponsor Agreement” has the meaning set forth in Condition 11.1(a)(iii) hereof.

“Tax” or “Taxes” means all applicable forms of taxation, duties, levies imposts and social security charges, whether direct or indirect including without limitation corporate income tax, wage withholding tax, national social security contributions and employee social security contributions, value added tax, business tax, customs and excise duties, capital tax and other legal transaction taxes, dividend withholding tax, dividend distribution tax, land taxes, environmental taxes and duties and any other type of taxes or duties payable by virtue of any Applicable Laws and which may be due directly or by virtue of joint and several liability in any relevant jurisdiction; together with any interest, penalties, surcharges or fines relating to them, due, payable, levied, imposed upon or claimed to be owed in any relevant jurisdiction.

“Tax Return” means report or statement showing Taxes, used to pay Taxes, or required to be filed with respect to any Tax (including any elections, declarations, schedules or attachments thereto, and any amendment thereof), including any information return, claim for refund, amended return or declaration of estimated or provisional Tax.

“Transfer Form” has the meaning set forth in Condition 13.3 hereof.

1.2 The provisions of Notes Purchase Agreement (where appropriate) shall apply to these Conditions as though they were set out in full in these Conditions, except that references to “this Agreement” therein are to be construed as references to these Conditions.

1.3 A Default or an Event of Default is continuing if it has not been remedied or waived in writing.

1.4 If calculation of any money or payment (in the currency of USD or RMB) arising from or in relation to the Notes require currency conversion, the foreign exchange rate shall be the USD and RMB spot exchange rate announced by the People’s Bank of China at 9:00 a.m. on the date of conversion.

2. Form. The Notes are in registered form only. A Certificate will be issued to the Holder in respect of its registered holding of the Notes. All Certificates shall be issued under the common seal of the Issuer.

3. Title. Title to the Notes will pass on registration by the Issuer of any transfer thereof in accordance with Condition 13. Each Holder will (except as otherwise required by Applicable Laws) be treated as the absolute owner of the Notes (whether or not overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificates issued in respect of them) for the purpose of receiving payment and for all other purposes.

4. Status. The Notes constitute direct, unconditional and unsubordinated obligations of the Issuer and rank equally and without any preference amongst themselves. The payment obligations of the Issuer under the Notes will (subject to any obligations preferred by mandatory provisions of Applicable Laws) rank at least pari passu with all other present and future direct, unconditional and unsubordinated obligations of the Issuer. No application will be made for an intial public listing of the Notes on any stock exchange.

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5. Maturity Date. The outstanding principal amount which is payable under the Notes pursuant to these Conditions shall be due and payable on [To be inserted on Closing Date] 2020 (the “Maturity Date”), unless the maturity of the Notes is accelerated upon the occurrence of an Event of Default set forth in Condition 9.2 hereof. The Issuer has the right to repay or redeem the Notes after one year of the Closing Date by mutual agreement between the Issuer and the Holder in writing.

6. Interest.

6.1 Interest shall accrue on the outstanding principal amount of the Notes at the rate of 8% per annum (the “Interest”), from and including the Closing Date until and including the date on which all outstanding Notes are converted and/or redeemed in accordance with these Conditions.

6.2 All the interest under this Condition 6 shall be due and payable in cash by the Issuer in arrears on each interest payment date (the “Interest Payment Date”), which shall be the last Business Day in every six (6) Months falling from and including the Closing Date until and including the date on which the Notes are converted and/or redeemed in accordance with these Conditions.

6.3 All the interest accrued pursuant to the terms of this Condition 6 shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Issuer shall pay to each Holder all the interest accrued pursuant to the terms of this Condition 6 in accordance with Condition 10.2.

7. Default Interest.

7.1 All outstanding principal amount of the Notes and all accrued interest which remain due and payable upon the first date that any of the following events (set forth in Conditions 7.1(a) and (b)) occurs shall bear interest (both before and after judgment and payable on demand) from (and including) the day immediately following the first date that any of the following events occurs until the date on which such overdue amount is unconditionally and irrevocably paid and discharged in full at the rate of 15% per annum (“Default Interest”):

(a) the occurrence of an event set forth in Condition 9.2(a); and

(b) the Holder issues an EOD Notice of Redemption on the ground of any Event of Default set forth in Condition 9.2(b) to 9.2(u).

7.2 Notwithstanding Condition 7.1:

(a) in relation to the occurrence of any Event of Default set forth in Condition 9.2(b) to 9.2(u), Default Interest will not accrue prior to the Holder’s issue of an EOD Notice of Redemption pursuant to Conditon 9.2;

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(b) in the event that the Holder issues an EOD Notice of Redemption on the ground of any Event of Default set forth in Condition 9.2(b) to 9.2(u), Default Interest will not accrue for a period of thirty (30) days from (and including) the date on which such Event of Default first occurs and, at the discretion of the Holder, will not continue to accrue if such Event of Default has been remedied to the satisfaction of the Holder;

(c) Default Interest will not accrue if all the Notes together with all other moneys due hereunder are fully redeemed, repaid or converted into Conversion Shares at the end of the 30 days period referred to in Condition 7.2(b).

7.3 The Default Interest shall be calcuated on the basis of a 360-day year for the actual number of days elapsed. The Issuer shall pay to the Holder all the accrued Default Interest in accordance with Condition 10.2.

8. Negative Pledge and Other Undertakings

8.1 Except with the prior written consent from the Holder, so long as the Notes remain outstanding, the Issuer will not create or permit to subsist, and the Issuer will procure that the Group Companies will not create or permit to subsist, any Encumbrance with the value in aggregate in excess of US$10,000,000 upon the whole or any part of the Group Companies’ undertaking, assets or revenues, present or future, to secure any relevant indebtedness or to secure any guarantee of or indemnity in respect of any relevant indebtedness unless, at the same time or prior thereto, (a) the Issuer’s obligations under the Notes are secured equally and rateably therewith, or (b) the Holder has the benefit of such other security, guarantee, indemnity or other arrangement as the Holder in its absolute discretion shall consider to be in form and substance not materially less beneficial to the Holder.

8.2 The Issuer covenants with the Holder from time to time and at all times while any of the Notes remains outstanding that, the Issuer shall not, shall procure that any other Group Company shall not, without the prior written consent of the Holder, take any of the actions listed in Exhibit H (Protective Provisions) attached to the Notes Purchase Agreement.

8.3 The Issuer undertakes to, and with respect to items (k) to (m) below, undertakes to procure other Group Companies to, from time to time and at all times while any of the Notes remains outstanding:

(a) punctually pay the principal, any interest payable on the Notes and other amount due and payable under the Notes (including without limitation the redemption amount payable under Condition 9 hereof) in the manner specified in these Conditions;

(b) ensure that the Notes may be converted legally at all times;

(c) keep available for issue, free from pre-emptive rights and other rights and Encumbrances, out of its authorised but unissued share capital sufficient Shares to satisfy the Conversion Rights attaching to the Notes, and to ensure that all Shares to be issued upon the conversion of the Notes will be duly and validly issued and credited as fully paid and free from any Encumbrances and rank at least pari passu with all other Shares then in issue;

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(d) pay the costs and expenses of the issue of the Conversion Shares arising on and in connection with the conversion of the Notes according to the conditions and terms of this Note;

(e) (i) within forty-five (45) days after the end of each fiscal quarter of each financial year, deliver to the Holder the consolidated management accounts of the Issuer for such fiscal quarter, (ii) within ninety (90) days after the financial year ended on 31st December 2018, deliver to the Holder the consolidated financial reports for its financial years ended on 31st December 2017 and 31st December 2018, and (iii) within ninety (90) days after the end of each subsequent financial year, deliver to the Holder a consolidated financial report for such financial year of the Issuer and audited by a Qualified Accounting Firm;

(f) perform and observe its obligations contained in these Conditions to the intent that these Conditions shall enure to the benefit of Holder;

(g) forthwith give written notice to the Holder immediately upon the occurrence of any condition or event that constitutes a Default or an Event of Default;

(h) forthwith give written notice to the Holder of any compliance and filing obligations that may be imposed on the Holder by any Governmental Authority in relation to any transactions contemplated under the Transaction Documents;

(i) execute and deliver upon the request of the Holder and at the Issuer’s expense, such additional documents, instruments and agreements as the Holder may require to carry out and give effect to the intent or provisions of the Notes and the other Transaction Documents and the transactions contemplated hereunder and thereunder;

(j) maintain its registration and good standing under the Applicable Laws of the jurisdiction of its incorporation;

(k) comply with the requirements of all Applicable Laws in relation to the conduct or operation of its business or the ownership or use of any of its assets or properties;

(l) obtain, comply with and maintain in full force and effect all the consents, permits, licences and approvals necessary for conducting of its major business and operations, for performing its obligations under the Transaction Documents, and to ensure the legality, validity, enforceability and admissibility in evidence in proceedings of any Transaction Documents; and

(m) file, within the times and within the manner prescribed by Applicable Laws, all Tax Returns which are required to be filed by it, with respect to its business or otherwise, which Tax Returns shall reflect accurately its liability for all Taxes for the periods covered thereby.

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9. Repayment and Redemption.

9.1 Repayment upon Maturity.

(a) Unless previously redeemed, converted or cancelled in accordance with these Conditions and provided otherwise, and subject to Condition 9.2(a), the Issuer shall redeem on the Maturity Date all the outstanding principal amount of the Notes in an amount equal to the aggregate of (i) the outstanding principal amount of the Notes; (ii) interest accrued and outstanding but not paid under Condition 6; and (iii) any Default Interest accrued and outstanding to the Holder (if any), taking into account all interest payment paid on the Notes prior to or on the date of such repayment in accordance with Condition 6; and (iv) any other payment accrued and outstanding to the Holder pursuant to these Conditions.

9.2 EOD Redemption. Upon the occurrence of any of the following events (“Event of Default”), the Issuer shall deliver the Holder a written notice describing the time and facts of such Event of Default (the “EOD Notice”) within seven (7) Business Days after the occurrence of such an Event of Default and the Holder shall be entitled to require, by lodging a Notice of Redemption in the form prescribed in Appendix I hereof (the “EOD Notice of Redemption”) at the address specified in Condition 17.1, the Notes registered in its name to be redeemed by the Issuer at the EOD Redemption Amount, which at the time of such EOD Notice of Redemption shall become immediately due and payable (for avoidance of doubts, the Holder shall have the right at any time after the occurrence of an Event of Default to deliver the EOD Notice of Redemption even without receipt of the EOD Notice and without subject to the said 7 Business Days’ notice period in relation to the EOD Notice). The Events of Default are:

(a) any failure by the Issuer to pay the principal, and/or any interest due and payable on the Notes or any other amount due and payable under the Notes on its due date in the manner specified in these Conditions;

(b) any breach or default of any obligations, covenants, undertakings or other terms under any of the Transaction Documents (other than breach or default provided in Conditions 9.3(a)) and such breach or default is incapable of remedy or, if capable of remedy, is not remedied in full within 30 Days from the date on which such breach or default occurs;

(c) the filing of a petition or any proceedings by or against any Group Company under any Applicable Law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of any Group Company; or the insolvency of any Group Company; or the making of a general assignment for the benefit of creditors by any Group Company or stops or threatens to cease to carry on all or any substantial part of its business;

(d) without prior written consent of the Holder, the Founders Chen Zhaohui or Peng Zhiping, together with Persons acting in concert with them, no longer, directly or indirectly, effectively hold the largest number of the Shares of the Issuer;

(e) without prior written consent of the Holder, the Issuer no longer control, directly or indirectly the Major Subsidiaries listed in Part III of Exhibit A (Parties) attached to the Notes Purchase Agreement, which shall include but not limited to the subsidiary companies listed in the latest audited consolidated financial statements of the Issuer and to be updated by the Issuer from time to time depending on developments of the business;

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(f) any failure by the Issuer to deliver the Conversion Shares as and when such Conversion Shares are required to be delivered following the conversion of the Notes or any failure by the Issuer to, or procure its share registrar to, register the Person designated in an Optional Conversion Notice as holder(s) of the relevant number of Shares in the Issuer’s share register;

(g) any breach of the covenants by any Covenantor under Section 6 of the Notes Purchase Agreement;

(h) any representation, warranty, certification or statement made by or on behalf of any Covenantor under any of the Transaction Documents shall become incorrect, misleading or false;

(i) any one or more events or changes shall have occurred that have caused or constitute or likely to cause or constitute, either in any case or in the aggregate, a Material Adverse Effect;

(j) any of the Transaction Documents shall be held in any judicial proceedings to be unenforceable or invalid, or not perfected, or cease or fail for any reason to be in full force and effect or to create or constitute an interest with the priority and effect required under such Transaction Document;

(k) it becomes illegal under any Applicable Law for any Covenantor to perform or comply with any one or more of its obligations under the Notes and/or under any other Transaction Documents or any enforceable final ruling is rendered by a competent court to the effect that any obligation under the Notes or under any other Transaction Documents is illegal or invalid;

(l) a distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any part of the property, assets or revenues of the Group Company with the value in excess of US$10,000,000 or the equivalent RMB and is not discharged or stayed within ten (10) days;

(m) (i) any other present or future indebtedness (whether actual or contingent) of the Group Company for or in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity by reason of any actual or potential default, event of default or the like (howsoever described) with the value in excess of US$10,000,000 or the equivalent RMB, or (ii) any such indebtedness with the value in excess of US$10,000,000 or the equivalent RMB is not paid when due or, as the case may be, within any applicable grace period, or (iii) the Group Company fails to pay when due any amount payable by it under any present or future guarantee for, or indemnity in respect of, any moneys borrowed or raised with the value in excess of US$10,000,000 or the equivalent RMB;

(n) an encumbrancer takes possession or an administrative or other receiver or an administrator or other similar officer is appointed of any part of the property, assets or revenues of the Group Company with the value in excess of US$10,000,000 or the equivalent RMB and is not discharged within ten (10) days;

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(o) the Issuer or any other Group Company becomes insolvent or bankrupt or is unable to pay its debts as they fall due (within the meaning of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) or any Applicable Laws on insolvency or bankruptcy);

(p) any case, proceeding or other action being commenced by or against the Issuer or any other Group Company: (i) under any Applicable Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganisation or relief of debtors (collectively, “Bankruptcy Law”), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief to it or its debts; or (ii) seeking appointment of a liquidator, administrator, administrative receiver, receiver, trustee, assignee, custodian, conservator or other similar official (a “Custodian”) for it or for all or any part of its assets;

(q) the Issuer or any other Group Company, pursuant to or within the meaning of the Applicable Laws on insolvency or bankruptcy for the relief of debtors commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a Custodian, or initiates or consents to any proceedings relating to itself under any Applicable Law: (i) for a readjustment or deferment of its obligations or any part of them, (ii) makes or enters into a general assignment or an arrangement or composition with or for the benefit of its creditors, (vi) admits in writing that it is generally unable to pay its debts as they become due, or (vii) stops or threatens to cease to carry on its or any substantial part of its business, other than pursuant to a corporate restructuring approved by the Holder;

(r) a moratorium is agreed or declared in respect of any indebtedness of any Group Company or any Governmental Authority takes any step with a view to seizing, compulsorily purchasing or expropriating all or a substantial part of the undertaking, property or assets of any Group Company;

(s) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Issuer or any other Group Company in an involuntary case, (ii) appoints a Custodian of the Issuer or any other Group Company, or (iii) orders the liquidation or provisional liquidation of the Issuer or any other Group Company; and

(t) any Group Company ceases to carry on its major business which it carries on as of the Closing Date.

10. Taxes and Payments.

10.1 No Withholdings. The Issuer shall be responsible for payment of all stamp duty, issue and registration duties (if any) and other taxes levied anywhere other than in Hong Kong arising on the issue or any conversion of the Notes and shall upon demand indemnify the Holder of any such payment incurred by the Holder. The Issuer and the Holder shall equally share the payment of all stamp duty, issue and registration duties (if any) and other taxes levied in Hong Kong arising on the issue or any conversion of the Notes. Subjected to the preceding sentence,

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all payments by the Issuer hereunder shall be made in US$ in immediately available funds free and clear of any withholdings or deductions for any present or future taxes, imposts, levies, duties or other charges. In the event that the Issuer is required to make any such deduction or withholding from any amount paid, the Issuer shall pay to the Holder such additional amount as shall be necessary so that the Holder continues to receive a net amount equal to the full amount which the Holder would have received if such withholding or deduction had not been made.

10.2 Payments. All payments by the Issuer pursuant to these Conditions shall be received by the Holder not later than 4:00 p.m. (Hong Kong time) on the due date, by remittance to such US$ bank account in Hong Kong or elsewhere as the Holder shall notify the Issuer from time to time but in any event at least two (2) Business Days prior to the due date or, if the Holder so requests, by cashiers order or other cleared funds. All payments on or in respect of the Notes or the Indebtedness evidenced hereby shall be made to the Holder in immediately available and freely transferable Hong Kong Dollars.

10.3 Due Date for Payment. If the due date for payment of any amount in respect of the Notes is not a Business Day, the Holder shall be entitled to payment on the next following Business Day in the same manner but shall not be entitled to be paid any interest in respect of any such delay. However, if the due date is the last day in that calendar month and that day is not a Business Day, the payment date shall be the immediately preceding Business Day.

11. Conversion

11.1 Automatic Conversion.

(a) In the event that any of the following events (each, an “Event of Automatic Conversion”) occurs, all the outstanding Notes held by the Holder shall be automatically converted into Shares of the Issuer in accordance with conversion procedures set out in Condition 11.3(a):

(i) the Issuer having received a New Qualified Financing with at least 20% of the committed investment amount of the New Qualified Financing has been paid to the Issuer’s designated bank account and the Issuer having delivered to the Holder with satisfactory evidence of such New Qualified Financing which includes without limited the executed financing documents and the record of such payments, have been delivered to the Holder;

(ii) the Issuer having attained an cumulative consolidated income of the Group Companies for any consecutive 12 months since January 2017 of not less than RMB 500 million, as determined in financial report issued by a Qualified Accounting Firm and the Issuer having provided the Holder with a certified true copy of such financial report; or/and

(iii) the Issuer having delivered to the Holder an executed initial public listing sponsor agreement or other similar agreements agreed by the Holder (the “Sponsor Agreement”) in relation to the initial public listing application of the Issuer by the end of the Latest Audit Year and having given at least 30 Business Days’ written notice to the Holder prior to the issuance of the Automatic Conversion Notice.

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(b) The number of Conversion Shares to be issued on conversion of the Notes under this Condition 11.1 will be determined by dividing (i) the aggregate of (A) the outstanding principal amount of all the Notes and (B) the accrued and unpaid interest on all the outstanding Notes by (ii) the Conversion Price in effect on the date of the Automatic Conversion Notice. For the avoidance of doubt, upon the issuance of the Automatic Conversion Notice (as defined as below), the accrued interest, to the extent being paid in cash to the Holder by the Issuer if it is mutually agreed by the Issuer and the Holder, will not form part of the amount referred to in Condition 11.1(b) item (i) (B) of the formula above for the purpose of determination of Conversion Shares.

11.2 Optional Conversion.

(a) Subject to the provision of Condition 11.1 above, at any time after the Closing Date and prior to the Maturity Date, the Holder shall have the right (but not the obligation) to elect to convert the Notes in whole or in part and all interest accrued and unpaid on such Notes into Conversion Shares.

(b) The number of Conversion Shares to be issued on conversion of the Notes will be determined by dividing (i) the aggregate of (A) the principal amount of the Notes to be converted and (B) the accrued and unpaid interest on the Notes to be converted by (ii) the Conversion Price in effect on the Conversion Date. For the avoidance of doubt, upon the issuance of the Optional Conversion Notice (as defined as below), the accrued interest, to the extent paid in cash to the Holder by the Issuer at the mutual agreement of the Issuer and the Holder, will not form part of the amount referred to in Condition 11.2(b) item (i) (B) of the formula above for the purpose of determination of Conversion Shares.

11.3 Conversion Procedures.

(a) Concurrently with the occurrence of any Event of Automatic Conversion set forth in Condition 11.1, the Issuer shall deliver a written notice in the form prescribed in APPENDIX II attached hereof (the “Automatic Conversion Notice”) to the Holder which shall stipulate the amount of the Notes to be converted, the Conversion Price to be applied and the description of the Event of Automatic Conversion, together with any documentary evidence relating to the occurrence of the said Event of Automatic Conversion. The Conversion Date shall be the date of the Automatic Conversion Notice to be issued by the Issuer. The Issuer shall on the Conversion Date enter the particulars of the Holder or a person designated by the Holder in the Issuer’s register of member as holder(s) of the relevant number of Shares and will make such certificate or certificates available for collection at a place in Hong Kong or, if so requested by the Holder, mail such certificate or certificates to the designated address of the Holder. In the event that the Issuer fails to complete such registration within five (5) Business Days after the Conversion Date following the issue of the Automatic Conversion Notice, unless otherwise agreed by the Holder, the Issuer shall be deemed to have withdrawn the Automatic Conversion Notice which, the Issuer and the Holder agree, shall at no time be considered as having any legal effect on the Holder.

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(b) Under Condition 11.2 hereof, the Holder shall complete, execute and deposit at the office of the Issuer a written notice in the form prescribed in Appendix III hereof (the “Optional Conversion Notice”), together with the relevant Certificate, which shall stipulate the amount of the Notes in respect of which the right of conversion is being exercised. The Conversion Date shall be five (5) Business Days from (and including) the date of the Optional Conversion Notice. The Issuer shall on the Conversion Date, enter the particulars of the Holder or a person designated by the Holder for the purpose in the Optional Conversion Notice in the Issuer’s register of member as holder(s) of the relevant number of Shares and will make such certificate or certificates available for collection at a place in Hong Kong or, if so requested in the relevant Conversion Notice, mail such certificate or certificates to the person and at the place specified in the Conversion Notice. In the event that the Issuer fails to complete such registration on the Conversion Date, unless otherwise agreed by the Holder, the Holder shall be deemed to have withdrawn the exercise of the Conversion Right and the Optional Conversion Notice on the date immediately prior to the Conversion Date. If applicable, the Issuer shall also on or prior to the Conversion Date, issue a new Certificate to the relevant Holder in respect of the balance of the Notes the Conversion Rights of which have not been exercised under Condition 11.2.

11.4 If the Conversion Date in relation to any Notes shall be on or after the Record Date for any issue, distribution, grant, offer or other event that gives rise to the adjustment of the Conversion Price pursuant to Condition 12 but before the relevant adjustment becomes effective under the relevant Condition, upon the relevant adjustment becoming effective the Issuer shall procure the issue to the converting Holder, such additional number of Shares as is, together with Shares to be issued on conversion of the Notes, equal to the number of Shares which would have been required to be issued on conversion of such Notes if the relevant adjustment to the Conversion Price had been made and become effective on or immediately after the relevant Record Date.

11.5 If the Record Date for the payment of any dividend or other distribution in respect of the Shares is on or after the date on which the Conversion Notice is lodged in respect of any Notes, but before the Conversion Date (disregarding any retroactive adjustment of the Conversion Price referred to in Condition 12 prior to the time such retroactive adjustment shall have become effective), the Issuer will calculate and pay to the converting Holder an amount in US dollars equal to such dividend or other distribution to which it would have been entitled had it on that Record Date been such a shareholder of record and will make the payment at the same time as it makes payment of the dividend or other distribution, or as soon as practicable thereafter, but, in any event, not later than three Business Days thereafter.

11.6 Shares issued upon conversion shall rank pari passu in all respects with all other existing Shares outstanding at the date of the Conversion Date and all Conversion Shares shall be entitled to rights to participate in all dividends and other distributions the Record Date of which falls on or after the Conversion Date.

11.7 No fractional Shares shall be issued upon conversion of the Notes, and the number of the Shares to be so issued to the Holder upon conversion of such Notes (after aggregating all fractional Shares that would be issued to such Holder) shall be rounded to the nearest whole share (with one-half being rounded upward).

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11.8 All Notes which are converted in accordance with these Conditions will forthwith be cancelled and may not be reissued.

12. Adjustment in Conversion Price

12.1 The Conversion Price and the number and kind of the securities or properties to be issued upon conversion of Notes pursuant to this Condition 12 shall be subject to adjustment from time to time as follows:

(a) Adjustment for Splits, Dividends, Recapitalizations, etc. If and whenever there shall be an alteration to the nominal value of the Equity Securities as a result of any dividend, share split, reverse split, reclassification, recapitalization, consolidation, subdivision, bonus issue or other similar event affecting the number of outstanding shares of Conversion Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such alteration by the following fraction:

    A

B

Where:

A is the nominal amount of Equity Securities (calculated on the basis that the Equity Securities are converted to Ordinary Shares and fully diluted) of the Issuer immediately before such alteration; and

B is the nominal amount of Equity Securities (calculated on the basis that the Equity Securities are converted to Ordinary Shares and fully diluted) of the Issuer immediately after such alteration.

Such adjustment shall become effective on the date the alteration takes effect.

(b) Adjustment for Other Dividends and Distributions. If and whenever the Issuer shall make or issue, or shall fix a Record Date for the determination of eligible holders entitled to receive, a dividend or other distribution that is payable in (a) securities of the Issuer, or (b) assets, including cash, then, and in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue by the following fraction:

      A-B

A

Where:

A is the current price of one Ordinary Share of the Issuer on the date on which the Capital Distribution is announced; and

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B is the fair market value on the date of such announcement, as determined in good faith by any Qualified Accounting Firm, of the portion of the Capital Distribution attributable to one Ordinary Share.

Such adjustment shall become effective on the date of issue of such Equity Securities or if a Record Date is fixed thereof, immediately after such record date.

(c) Adjustment for Dilutive Issuance.

(i) In the event the Issuer shall at any time after the Closing Date issue any new Equity Security, without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to as of the date of such issue an amount equal to the per share price of such new Equity Securities.

(ii) Deemed Issuances of Shares. In the case of the issuance of options to purchase or rights to subscribe for Shares or Equity Securities, or options to purchase or rights to subscribe for such Equity Securities (such, options, securities or rights, the “Option”), the following provisions shall apply for all purposes hereof:

A.

The aggregate maximum number of Shares deliverable upon exercise of Option shall be deemed to have been issued at the time such Option were issued, and for a consideration equal to the consideration, if any, received by the Issuer upon the issuance of such Option, plus the minimum exercise price provided in such Option for the Shares covered thereby.

B.

In the event of any change in the number of Shares deliverable, or in the consideration payable to the Issuer upon exercise of such Option, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such Option, be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Shares or any payment of such consideration upon the exercise of any such Option.

C.

Upon the expiration or termination of any such Option, the Conversion Price of the Note shall, to the extent in any way affected by or computed using such Option, be recomputed to reflect the issuance of only the number of Shares actually issued upon the exercise of such Option.

(iii) Determination of Consideration. In the case of the issuance of Shares for cash, the consideration shall be deemed to be the amount of cash received by the Issuer. In the case of the issuance of the Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof, as determined by the board of directors of the Issuer and agreed by the Holder irrespective of any accounting treatment.

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12.2 Where more than one event which gives, or may give, rise to an adjustment to the Conversion Price occurs within such a short period of time that, under the requirement from the Holder, in the opinion of the Qualified Accounting Firm the foregoing provisions would need to be operated subject to some modification in order to give the intended result, such modification shall be made to the operation of the provisions of Condition 12.1 as may be advised by the Qualified Accounting Firm to be in their opinion appropriate in order to give such intended result.

12.3 Any adjustment to the Conversion Price shall not involve an increase in the Conversion Price. If an adjustment is not made to the Conversion Price because it would reduce it below the then par value of each Conversion Share and such par value is subsequently reduced then any adjustment not previously made shall be immediately made to the Conversion Price on such reduction in par value but only to the extent that such adjustment will not reduce the Conversion Price below the newly reduced par value. Where an adjustment would reduce the Conversion Price to below the par value of each Conversion Share the Conversion Price shall be reduced to such par value subject to the provisions of this Condition.

12.4 On any adjustment, the resultant Conversion Price shall be rounded down to the nearest U.S. cent but no adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one cent. Any adjustment not required to be made, and any amount by which the Conversion Price has not been rounded down shall be carried forward and taken into account in any subsequent adjustment.

12.5 Upon any adjustment in the Conversion Price, the Issuer shall promptly and in any event no later than three (3) Business Days following any of the adjustment event, give the Holder a certificate, signed by a director of the Issuer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price in effect prior to the adjustment, the Conversion Price then in effect following such adjustment and the effective date thereof.

12.6 The form of the Notes need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Shares issuable upon its conversion.

13. Transfer and Certificates.

13.1 Freely Transferrable. The Notes are freely transferrable (in whole or in part) by the Holder to its Affiliates subject to compliance with all Applicable Laws. Any transfer of the Notes may be in respect of the whole or any part of the outstanding principal amount of the Notes. No consent of the Issuer is required for any transfer of the Notes. Upon the completion of such transfer, the transferring Holder shall procure the transferee of the Notes to execute a Deed of Adherence in the form attached as Part VII of EXHIBIT G (Forms) to the Notes Purchase Agreement.

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13.2 Notes Register. The Issuer shall maintain outside of Hong Kong or any jurisdiction that imposes stamp duty or Taxes on transfer of the Notes a register (the “Register”) that provides a full and complete record of the names of the Holder, the conversion, the Conversion Price as adjusted in accordance with these Conditions from time to time, cancellation and destruction of the Notes, replacement Notes issued in substitution for any defaced, lost, stolen or destroyed Notes, the details and addresses of the Holder from time to time, and the particulars of the Notes held by each Holder, and particulars of all transfers of the Notes. The Holder or its representative may inspect the Register at any time during normal business hours or may require that the Issuer (at its expense) provides to the Holder either details of the Notes then outstanding or a certified true copy of the Register.

13.3 Form of Transfer. Subject to Condition 13.1, the Notes may be transferred in whole or in part by delivering the Certificate issued in respect of it, with a transfer form in the form prescribed in Appendix IV hereof (the “Transfer Form”) duly completed, stamped and signed, to the address referred to in Condition 16, whereupon the Issuer will, within five (5) Business Days of such delivery, issue (a) new Certificate(s) which will be made available for collection at the address referred to in Condition 16 or, if so requested in the Transfer Form, be mailed by registered mail (free of charge to the Holder), to the address specified in the Transfer Form. No transfer of the Notes will be valid unless and until such transfer has been entered on the Register.

13.4 Cancellation of Certificate. Any Certificate delivered in respect of the Notes for the purposes of its transfer pursuant to Condition 13.3 will be cancelled forthwith upon issue of a new Certificate(s) pursuant to Condition 13.3.

13.5 New Certificate for Partial Transfer. Where some but not all of the Notes in respect of which a Certificate is issued are to be transferred, a new Certificate in respect of the Notes not so transferred, will, within five (5) Business Days of delivery or surrender of the original Certificate to the Issuer be made available for collection at the address referred to in Condition 16 or, if so requested in the Transfer Form, be mailed (free of charge to the Holder), to the address specified in the Transfer Form.

13.6 Costs. Registration of transfers of Notes will be effected without charge by or on behalf of the transferor. Any Tax, stamp duty, levy or other costs and expenses (including legal costs) which may be incurred in Hong Kong in connection with any transfer of the Notes or any request therefor shall be borne equally by the transferor and the transferee. Any Tax, stamp duty, levy or other costs and expenses (including legal costs) which may be incurred other than in Hong Kong in connection with any transfer of the Notes or any request therefor shall be fully borne by the Issuer.

13.7 Certificates. Every Holder will be entitled to (a) Certificate(s) in the form or substantially in the form referred to in the Notes Purchase Agreement. All Certificates shall be issued under the common seal of the Issuer. Notwithstanding anything to the contrary herein, the Issuer shall comply with the provisions of the Certificates and these Conditions in all respects and the Notes shall be held subject to such provisions and Conditions which shall be binding upon the Issuer and the Holder and all persons claiming through or under them respectively.

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13.8 Acknowledgement as to Covenants. The Issuer hereby acknowledges and covenants that the benefit of the covenants, obligations and conditions on the part of or binding upon it contained in the Notes and these Conditions shall enure to each and every Holder.

14. Enforcement of Rights. Save as expressly provided for in the Conditions, each Holder shall be entitled severally to enforce the covenants, obligations and conditions on the part of or binding upon the Issuer contained in the Notes and these Conditions against the Issuer insofar as each such Holder’s Notes are concerned, without the need to join the allottee of any such Notes or any intervening or other Holder in the proceedings for such enforcement. Save as expressly provided for in the Notes and subject to the other Conditions, at any time after any payment in relation to any Notes has become due and payable or any obligation of the Issuer has not been performed in accordance with these Conditions, the Holder may, at its discretion and without further notice, take such proceedings as it may think fit to enforce payment of the amount due and payable to it in respect of the Notes held by it and to enforce the provisions of the Notes held by it and these Conditions.

15. Replacement Notes.

15.1 Lost or Mutilated Certificate. If the Certificate for the Notes is lost or mutilated the Holder shall forthwith notify the Issuer and a replacement Certificate for the Notes shall be issued if the Holder provides the Issuer with: (a) the mutilated Certificate for the Notes; and (b) a declaration by the Holder or an officer of the Holder that the Notes had been lost or mutilated (as the case may be) or other evidence that the Certificate for the Notes had been lost or mutilated.

15.2 Cancellation. Any Certificate for the Notes replaced in accordance with this Condition shall forthwith be cancelled. All administrative costs and expenses associated with the preparation, issue and delivery of a replacement Certificate for the Notes shall be borne by the Issuer.

16. Relevant Address in Hong Kong.

The address for the deposit of a Transfer Form, for presentation and surrender of the Notes and for all such other purposes as are so specified in these Conditions will be:

Attention: Gao Wen (高文)

Address: Unit O-P 6F, Wai Cheung Industrial Centre, 5 Shek Pai Tau Road, Tuen Mun, NT, Hong Kong

Email: *****

Tel: *****

or such other address in Hong Kong as may be notified by the Issuer to the Holder in writing from time to time in accordance with Condition 17.1.

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17. Notice.

17.1 Format of Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered mail (postage prepaid, return receipt requested), to the respective Parties at the addresses set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Condition 17).

To the Holder:

Address and Fax as shown in the Register

To the Issuer:

Address:	3/F, Block A, Tower 1 of Software Industry Base, No. 85
Xuefu Road, Nanshan District, Shenzhen(深圳市南山区学府路85号软件产业基地1栋A座3层)

Fax:	*****
Attn:	Shi Yimeng (石义猛)

17.2 Deemed delivery of notice.

Unless there is evidence that it was received earlier, a notice is deemed to have been duly given if: (a) delivered personally, when left at the address specified in Section 8.5(i); (b) sent by a courier, at 5:00 p.m. local time in the place of receipt on the 3rd Business Day after (but excluding) the date of posting (at the place of posting); or (c) if given or made by facsimile, immediately after it has been despatched with a confirmation that all pages have been transmitted except where despatch is not on a Business Day.

Notwithstanding the foregoing a notice that is deemed to be received after 5:00 p.m. local time at the place of receipt on any day, or on a day which is not a Business Day, shall be deemed to be received at 9:00 a.m. local time at the place of receipt on the next Business Day

17.3 Proof of service. In proving service of a communication, it shall be sufficient to show that delivery by hand was made or that the envelope containing the communication was properly addressed and posted as a pre-paid letter or that the facsimile transmission was despatched and a confirmatory transmission report or other acknowledgment of good receipt was received.

18. Governing Law. The Notes and the Conditions shall be governed by and construed in accordance with the laws of Hong Kong.

19. Amendments. Any term of the Notes may only be amended with the written consent of the Issuer and the Holder. Any amendment or waiver effected in accordance with this Condition 19 shall be binding upon the Issuer and the Holder(s).

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20. Confidentiality.

20.1 Except as may be required by Applicable Laws, none of the parties hereto shall disclose to any third party the Conditions or the transactions contemplated hereby (“Confidential Information”) without prior approval by the other parties hereto.

20.2 Notwithstanding anything to the contrary contained herein, the Holder shall have the right to disclose:

(a) any Confidential Information to the Holder’s Affiliate, the Holder’s and/or its fund manager’s and/or its Affiliate’s legal counsel, fund manager, auditor, insurer, accountant, consultant, creditor, clients or to an officer, director, general partner, limited partner, fund manager, shareholder, investor, bona fide potential investor, counsel or advisor, or employee of such investor and/or any of its Affiliate; provided, however, that any such Person shall be advised of the confidential nature of the Confidential Information;

(b) any information for fund and inter-fund reporting purposes;

(c) any information as required by Applicable Laws, Governmental Authorities, legal process and/or exchanges;

(d) any information to bona fide prospective purchasers/investor of the Notes, any share, security or other interests in the Issuer,

(e) any information to the transferee or assignee of the Notes, and/or

(f) any information contained in press releases or public announcements of the Issuer.

20.3 Except as set forth in Condition 20.1 and Condition 20.2 above, in the event that any party is requested or becomes legally compelled (including without limitation, pursuant to any Applicable Laws in relation to Tax, securities or otherwise) to disclose any Confidential Information, such party (the “Disclosing Party”) shall to the extent permitted by Applicable Laws provide the other parties hereto with prompt written notice of that fact and shall consult with the other parties hereto regarding such disclosure. At the request of the other parties hereto, the Disclosing Party shall, to the extent reasonably possible and with the cooperation and reasonable efforts of the other parties hereto, seek a protective order, confidential treatment or other appropriate remedy. In any event, the Disclosing Party shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to such information.

20.4 Notwithstanding any other provision of this Condition 20, the confidentiality obligations of the parties hereto under this Condition 20 shall not apply to: (a) information which a restricted party learns from a third party having the right to make the disclosure, provided the restricted party complies with any restrictions imposed by the third party; (b) information which is rightfully in the restricted party’s possession prior to the time of disclosure by the protected party and not acquired by the restricted party under a confidentiality obligation; (c) information which was in the public domain or otherwise known to the restricted party before it is furnished

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to it by another party hereto or, after it is furnished to that restricted party, enters the public domain without breach by that restricted party of this Condition 20; (d) information disclosed by any director or observer of the Issuer to its appointer or any of its Affiliates or to any Person to whom disclosure would be permitted in accordance with the foregoing provisions of this Condition 20; or (e) information which a restricted party develops independently without reference to the Confidential Information.

21. Waiver; Severability. No failure or delay by the parties hereto to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. Each and all of the various rights, powers and remedies of a party will be considered to be cumulative with and in addition to any other rights, powers and remedies which such party may have at law or in equity in the event of the breach of any of the Conditions. The provisions of the Conditions are severable and if anyone provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction.

22. Independent Legal Advice. The Issuer agrees and acknowledges that (a) it was afforded sufficient opportunity to obtain independent legal advice regarding the Notes and the transactions contemplated under the other Transaction Documents; and (b) it fully understands all of the terms, conditions, restrictions and provisions set forth in the Notes and the other Transaction Documents and the obligations and liabilities thereof, and that each such term, condition, restriction and provision is fair and reasonable with respect to the subject matter thereof.

23. No Presumption. The Issuer agrees and acknowledges that any Applicable Law that would require interpretation of any claimed ambiguities in the Notes against the party that drafted it has no application and is expressly waived. If any claim is made by the Issuer relating to any conflict, omission or ambiguity in the provisions of the Notes, no presumption or burden of proof or persuasion will be implied because the Notes were prepared by or at the request of that party or its counsel.

24. Dispute Resolution.

24.1 Each party agrees that any legal action or proceeding arising out of or relating to the Notes may be brought in the courts of Hong Kong and irrevocably submits to the non-exclusive jurisdiction of such courts, provided that the Issuer agrees that it may only commence proceedings arising out of or relating to the Notes in the courts of Hong Kong.

24.2 Nothing herein shall limit the right of the Holder to commence any legal action against the Issuer and its property in any other jurisdiction or to serve process in any manner permitted by Applicable Laws, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

24.3 The Issuer irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of Hong Kong as the venue of any legal action arising out of or relating to the Notes and any claim that any such legal action has been brought in an inconvenient or inappropriate forum. The Issuer also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its Indebtedness.

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24.4 The Issuer consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

24.5 To the extent that the Issuer may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to the Notes, to claim for itself or its assets any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set off, banker’s lien, counterclaim or any other legal process or remedy with respect to its obligations under the Notes and/or to the extent that in any such jurisdiction there may be attributed to the Issuer, any such immunity (whether or not claimed), the Issuer hereby to the fullest extent permitted by Applicable Laws irrevocably agrees not to claim, and hereby to the fullest extent permitted by Applicable Laws waive, any such immunity.

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APPENDIX I

FORM OF EOD NOTICE OF REDEMPTION

US$[●]

NOTES DUE 2020 (the “NOTES”)

TO:	[ ]

(the “Issuer”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Issuer, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We hereby give notice that an Event of Default has occurred.

We, being the registered holder(s) of the Notes represented by the attached Certificate, hereby give notice that we exercise our option to redeem such Notes pursuant to Condition 9.2 and require the Issuer to repay the EOD Redemption Amount, on [●] in accordance with the Conditions.

We require you to pay to us in the manner authorized below the moneys to which we are entitled pursuant to this EOD Notice of Redemption.

We authorize and request you to pay the said sum by telegraphic transfer to the bank account(s) set out below:

[Insert bank account(s) details]

Name of Holder:	Date:

Address:	Tel. No:

Signature:	Fax No:

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APPENDIX II

FORM OF AUTOMATIC CONVERSION NOTICE

US$[●]

NOTES DUE 2020

(the “NOTES”)

TO:	[ ]

(the “Holder”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Holder, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We, being the Issuer of the Notes, hereby give notice to the Holder that pursuant to and in accordance with Condition 11.1, the following Event of Automatic Conversion has occurred. Therefore, all of the outstanding principal amount of the Notes held by the Holder together with accrued and unpaid interest on all the outstanding Notes shall be converted in accordance with Condition 11.3(a).

Description of Event of Automatic Conversion: [●] (documentary evidence relating to the Event of Automatic Conversion is attached to this notice)

Conversion Price: US$[●]

Total number of Shares to be issued upon conversion: [●] Shares.

We request the Holder to deliver the Certificate(s) in respect of the Notes held by the Holder by the end of [●] to our address referred to in Condition 17.

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We undertake to issue the Conversion Shares to the Holder and to update our register of members to show the Holder as holder(s) of the relevant number of the Conversion Shares in accordance with the Conditions.

[●]

Name of Issuer:	Date:

Address:	Tel. No:

Signature:	Fax No:

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APPENDIX III

FORM OF OPTIONAL CONVERSION NOTICE

US$[●]

NOTES DUE 2020

(the “NOTES”)

TO:	[ ]

(the “Issuer”)

Attention: The Directors

[Date]

Unless otherwise specified, capitalized terms used in this letter have the meanings set out in the Notes Purchase Agreement entered into between, among others, the Issuer, and other parties thereto in relation to the Notes dated [●] and the Terms and Conditions attached to the Notes.

We, being the registered holder(s) of the Notes represented by the attached Certificate, hereby give notice that we exercise our Conversion Rights pursuant to and in accordance with Condition 11.2 to convert, together with the accrued and unpaid interest, [all of the outstanding principal amount of the Notes] [such principal amount of the Notes equal to US$[●] into Conversion Shares at the applicable Conversion Price.

Total number of Shares to be issued upon conversion: [●] Shares.

We request the Issuer to:

(a)	issue the Conversion Shares to us in accordance with the Conditions, and to enter particulars into the register of members of the Issuer to show us as holder(s) of the relevant number of Shares; and

(b)	[issue a new Certificate to us in respect of the balance of the Notes the Conversion Rights of which have not been exercised under this Optional Conversion Notice,]

and to make the above certificate(s) available for collection at:

(i)	a place in Hong Kong or,

(ii)	if an address is identified below the Holder’s signature, mail such certificate(s) to the Holder at the address specified below.

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Name of Holder:	Date:

Address:	Tel. No:

Fax No:

Signature:

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APPENDIX IV

FORM OF TRANSFER FORM

INSTRUMENT OF TRANSFER

in relation to Notes (the “ Notes”) issued by

[    ]

on [●]

FOR VALUE RECEIVED [Name of transferor] hereby transfers to:

[Name of transferee], a company incorporated in [●] whose registered office is situated at [●]

US$[●] principal amount of the Notes in respect of which the attached Certificate(s) is/are issued, and all rights in respect thereof.

All payments in respect of the Notes hereby transferred are to be made by cashier order (unless otherwise instructed by the transferee).

The address of the transferee for the purposes of Condition 17 of the Terms and Conditions in relation to the Notes is [that stated above] / [__________________________________].

Date: _______________________

Signed by	)

for and on behalf of [transferor]	)

in the presence of:	)

Signed by	)

for and on behalf of [transferee]	)

in the presence of:	)

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